As filed with the Securities and Exchange
Commission on July 28, 2023
File No. 33‑57724
811‑07458
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre‑Effective Amendment No. ☐
Post-Effective Amendment No. 56 ☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 59 ☒
Tweedy, Browne Fund Inc.
(Exact Name of Registrant as Specified in Charter)
One Station Place, Suite 303
Stamford, CT 06902
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (203) 703‑0600

Name and Address of Agent for Service:	Copy to:
Elise M. Dolan Tweedy, Browne Company LLC One Station Place, Suite 303 Stamford, CT 06902	Kenneth E. Burdon, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, MA 02116
It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Tweedy, Browne Fund INC.

Prospectus

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)

TWEEDY, BROWNE VALUE FUND (TWEBX)

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

July 28, 2023

Tweedy, Browne International Value Fund
Summary

Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	1.25%

Distribution (12b‑1) fees	None

Other expenses	0.15%
Total Annual Fund Operating Expenses	1.40%

Fee waiver	None
Total Annual Fund Operating Expenses After Fee Waiver	1.40%

(1)
The Adviser and Tweedy, Browne Fund Inc., on behalf of the Fund, have entered into a voluntary fee waiver agreement pursuant to which the Adviser has agreed to waive fees otherwise payable by the Fund whenever the average daily net assets (“ADNA”) of the Fund exceed $6 billion. The Adviser will waive fees such that the advisory fee payable by the Fund to the Adviser will be 0.80% on ADNA over $6 billion and up to $7 billion, 0.70% on ADNA over $7 billion and up to $8 billion and 0.60% on ADNA over $8 billion. This arrangement will remain in place at least until July 31, 2024, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$143

Three Years	$443

Five Years	$766

Ten Years	$1,680

Tweedy, Browne International Value Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Adviser” or “Tweedy, Browne”) believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.
The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price‑to‑sales ratio as compared to other companies in the same industry;
›
low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after‑tax EBITA;

›	low stock price in relation to book value;
›	low price‑to‑earnings ratio;
›	low price‑to‑cash‑flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.
The Fund invests primarily in equity securities of foreign issuers, but also invests, on a more limited basis, in U.S. equity securities when opportunities appear attractive. The Fund will generally have some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Where practicable, in light of operational and regulatory considerations, the

Tweedy, Browne International Value Fund

Fund seeks to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on foreign stock markets of developed countries. The Fund is not appropriate for investors primarily seeking income.
Principal Risks
The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and statement of additional information (“SAI”), investing in the Fund will in particular involve the following risks:
Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.
Value Investing Risk. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.
There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.
Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Tweedy, Browne International Value Fund

Foreign Securities Risk.  The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);
›	costs incurred in conversions between currencies;
›	non‑negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.
The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

Tweedy, Browne International Value Fund

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.
Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy.
If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far‑reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Emerging Markets Risk.  In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience

Tweedy, Browne International Value Fund

substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.
Small- and Mid‑Cap Companies Risk.  The Fund invests in small- and mid‑cap companies. Small- and mid‑cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro‑cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.
Currency Hedging Risk.  The Fund’s practice of hedging perceived exposure to foreign currencies where practicable, based on the Adviser’s judgment of such exposure, tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Conversely, this practice tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments. The use of currency hedging techniques may impose costs on the Fund. The Adviser may be incorrect in its assessment of the Fund’s exposure to one or more foreign currencies. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in

Tweedy, Browne International Value Fund

currencies, the Fund’s hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency exposure.
Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Although inflation levels have tempered over the course of 2023, recently inflation had increased to its highest level in decades and the Federal Reserve has been consistently raising interest rates to combat this inflation. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.
Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.
Fund Performance
The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Updated performance information for the Fund is available at www.tweedy.com or by calling 800‑432‑4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Tweedy, Browne International Value Fund

International Value Fund
Calendar Year Total Returns1

(1)	The 2023 year‑to‑date return for the International Value Fund through June 30, 2023 was 8.25%.

As of December 31, 2022

Best Quarterly Return (10 year period)	14.46% (4th Quarter, 2020)

Best Quarterly Return (since inception)	21.77% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period and since inception)	(21.37)% (1st Quarter, 2020)

Tweedy, Browne International Value Fund

Average Annual Total Return
for Periods Ended December 31, 2022

	One Year	Five Years	Ten Years	Since Inception 6/15/93

International Value Fund

Return before Taxes	(7.53)%	2.51%	5.15%	8.27%

Return after Taxes on Distributions	(8.58)	1.54	4.27	7.26

Return after Taxes on Distributions and Sale of Fund Shares	(3.49)	2.05	4.14	7.03

MSCI EAFE Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	(4.60)	5.79	8.73	6.20

MSCI EAFE Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	(14.45)	1.54	4.67	4.89
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would have been lower had fees not been waived during certain periods.
Management
Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since the Fund’s inception in June 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Tweedy, Browne International Value Fund

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 39.

Tweedy, Browne International Value Fund II – Currency Unhedged
Summary

Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%

Distribution (12b‑1) fees	None

Other expenses	0.14%

Acquired fund fees and expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.40%

Fee waiver and/or expense reimbursement[2]	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%

(1)	Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(2)
The Adviser has voluntarily agreed, through at least July 31, 2024, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year

Tweedy, Browne International Value Fund II  –  Currency Unhedged

and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$143

Three Years	$443

Five Years	$766

Ten Years	$1,680
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in foreign equity securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.
The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price‑to‑sales ratio as compared to other companies in the same industry;
›
low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after‑tax EBITA;

›	low stock price in relation to book value;
›	low price‑to‑earnings ratio;
›	low price‑to‑cash‑flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

The Fund invests primarily in equity securities of foreign issuers, but also invests, on a more limited basis, in U.S. equity securities when opportunities appear attractive. The Fund will generally have some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. The Fund generally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund’s currency exposure to a particular emerging market. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on foreign stock markets of developed countries, and their associated non‑U.S. currencies. The Fund is not appropriate for investors primarily seeking income.
Principal Risks
The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:
Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.
Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.
There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.
Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

Foreign Securities Risk.  The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);
›	costs incurred in conversions between currencies;
›	non‑negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.
The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”
In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.
Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far‑reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Emerging Markets Risk. In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect

Tweedy, Browne International Value Fund II  –  Currency Unhedged

investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.
Small- and Mid‑Cap Companies Risk.  The Fund invests in small- and mid‑cap companies. Small- and mid‑cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro‑cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.
Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Although inflation levels have tempered over the course of 2023, recently inflation had increased to its highest level in decades and the Federal Reserve has been consistently raising interest rates to combat this inflation. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused

Tweedy, Browne International Value Fund II  –  Currency Unhedged

investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.
Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.
Fund Performance
The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to a relevant market benchmark. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800‑432‑4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
International Value Fund II – Currency Unhedged
Calendar Year Total Returns1

(1)	The 2023 year‑to‑date return for the International Value Fund II – Currency Unhedged through June 30, 2023 was 7.22%.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

As of December 31, 2022

Best Quarterly Return (10 year period and since inception)	17.87% (4th Quarter, 2020)

Worst Quarterly Return (10 year period and since inception)	(25.51)% (1st Quarter, 2020)
Average Annual Total Return
for Periods Ended December 31, 2022

	One Year	Five Years	Ten Years	Since Inception 10/26/09

International Value Fund II – Currency Unhedged

Return before Taxes	(8.18)%	1.02%	3.53%	4.70%

Return after Taxes on Distributions	(8.41)	0.79	3.32	4.50

Return after Taxes on Distributions and Sale of Fund Shares	(4.45)	0.88	2.88	3.89

MSCI EAFE Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	(14.45)	1.54	4.67	4.40
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed during certain periods.
Management
Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio. Messrs. Shrager, Spears and Wyckoff have served on the Management Committee and Investment Committee since before the Fund’s inception in October 2009. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Tweedy, Browne International Value Fund II  –  Currency Unhedged

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 39.

Tweedy, Browne Value Fund
Summary

Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%

Distribution (12b‑1) fees	None

Other expenses	0.15%
Total Annual Fund Operating Expenses	1.40%

Fee waiver and/or expense reimbursement[1]	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%

(1)
The Adviser has voluntarily agreed, through at least July 31, 2024, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$143

Three Years	$443

Five Years	$766

Ten Years	$1,680

Tweedy, Browne Value Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.
The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price‑to‑sales ratio as compared to other companies in the same industry;
›
low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after‑tax EBITA;

›	low stock price in relation to book value;
›	low price‑to‑earnings ratio;
›	low price‑to‑cash‑flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.
The Fund invests primarily in U.S. and foreign equity securities. The Fund is diversified by issuer and industry, and where practicable, in light of operational and regulatory considerations, seeks to reduce currency risk on its foreign investments by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’

Tweedy, Browne Value Fund

earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure for the most part on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries. The Fund will generally have some exposure to emerging markets. The Fund is not appropriate for investors primarily seeking income.
Principal Risks
The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:
Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.
Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.
There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.
Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.
Foreign Securities Risk.  The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);

Tweedy, Browne Value Fund

›	costs incurred in conversions between currencies;
›	non‑negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;
›	seizure; and
›	political and social instability and diplomatic developments.
The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities markets in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.
In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for

Tweedy, Browne Value Fund

products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.
Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far‑reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Emerging Markets Risk.  In addition to the risks relating to foreign securities, securities of issuers located in, or otherwise economically tied to, emerging markets may entail risks relating to expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. Emerging markets countries may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may result in there being little financial information available about emerging market issuers. Additionally, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Other risks include a high concentration of investors, financial

Tweedy, Browne Value Fund

intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.
Small- and Mid‑Cap Companies Risk.  The Fund invests in small- and mid‑cap companies. Small- and mid‑cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro‑cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.
Currency Hedging Risk.  The Fund’s practice of hedging perceived exposure to foreign currencies where practicable, based on the Adviser’s judgment of such exposure, tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Conversely, this practice tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the Fund’s and the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments. The use of currency hedging techniques may impose costs on the Fund. The Adviser may be incorrect in its assessment of the Fund’s exposure to one or more foreign currencies. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, the Fund’s hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency exposure.
Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Although inflation levels have tempered over the course of 2023, recently inflation had increased to its highest level in decades and the Federal Reserve has been consistently raising interest rates to combat this inflation. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in

Tweedy, Browne Value Fund

the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.
Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.
Fund Performance
The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. For the period from the Fund’s inception through 2006, the Fund chose the S&P 500 Index as its benchmark. Starting in mid‑December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and so the Fund chose the MSCI World Index (Hedged to U.S.$) as its benchmark for periods starting January 1, 2007. Effective July 29, 2013, the Fund removed the 50% requirement, and continues to use the MSCI World Index (Hedged to U.S.$) as its benchmark. The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods from December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter. Updated performance information for the Fund is available at www.tweedy.com or by calling 800‑432‑4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Tweedy, Browne Value Fund

Value Fund
Calendar Year Total Returns1

(1)	The 2023 year‑to‑date return for the Value Fund through June 30, 2023 was 8.89%.

As of December 31, 2022

Best Quarterly Return (10 year period)	13.38% (4th Quarter, 2020)

Best Quarterly Return (since inception)	16.18% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period and since inception)	(22.13)% (1st Quarter, 2020)

Tweedy, Browne Value Fund

Average Annual Total Return
for Periods Ended December 31, 2022

	One Year	Five Years	Ten Years	Since Inception 12/8/93

Value Fund

Return before Taxes	(5.67)%	3.13%	6.05%	7.60%

Return after Taxes on Distributions	(6.95)	1.02	4.36	6.42

Return after Taxes on Distributions and Sale of Fund Shares	(2.29)	2.32	4.67	6.39

MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	(15.38)	7.61	10.48	7.68

S&P 500/MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	(15.38)	7.61	10.48	8.38
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed during certain periods.
Management
Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since before the Fund’s inception in December 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Tweedy, Browne Value Fund

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 39.

Tweedy, Browne Worldwide High Dividend Yield Value Fund
Summary

Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%

Distribution (12b‑1) fees	None

Other expenses	0.23%

Acquired fund fees and expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.49%

Fee waiver and/or expense reimbursement[2]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%

(1)	Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(2)
The Adviser has voluntarily agreed, through at least July 31, 2024, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each

Tweedy, Browne Worldwide High Dividend Yield Value Fund

year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$142

Three Years	$461

Five Years	$804

Ten Years	$1,771
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.
The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low price‑to‑sales ratio as compared to other companies in the same industry;
›
low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after‑tax EBITA;

›	low stock price in relation to book value;
›	low price‑to‑earnings ratio;
›	low price‑to‑cash‑flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;

Tweedy, Browne Worldwide High Dividend Yield Value Fund

›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.
The Fund invests primarily in securities that the Adviser believes to have above average dividend yields, but also invests, on a more limited basis, in securities that the Adviser believes to have attractive shareholder yields at the time of purchase. “Shareholder yield” is the sum of a company’s dividend yield, its “buyback yield” (when a company buys back shares, remaining shareholders may benefit, as their proportionate ownership of the company increases), and its “net debt paydown yield” (prudent reductions in outstanding debt can increase the value of each share of the company).
The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar. A substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and in non‑U.S. multinational companies that have meaningful exposure to the U.S. dollar.
The Fund is diversified by issuer, industry, and country, and under normal market conditions invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund will generally have some exposure to emerging markets. It is designed for long-term investors who wish to focus their investment exposure for the most part on equity securities that have above-average dividend yields and that are economically linked to the stock markets of the U.S. and of foreign developed countries. It is also intended for investors who prefer generally not to have their non‑U.S. currency exposure hedged back into the U.S. dollar. The Fund is not appropriate for investors primarily seeking current income.
Principal Risks
The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell shares of the Fund, they may be worth less than what you paid for them; you may lose money by investing in the Fund. In addition to the risks generally applicable to the Fund set forth in the Prospectus and SAI, investing in the Fund will in particular involve the following risks:
Equity Security Risk.   The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.
Value Investing Risk.   The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their

Tweedy, Browne Worldwide High Dividend Yield Value Fund

true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.
There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.
Risk of Loss.   You could lose money on your investment in the Fund, and the Fund could underperform other investments.
Dividend Risk and Shareholder Yield Risk. In selecting securities in which the Fund will invest, the Adviser will consider the issuer’s history of paying regular periodic dividends to its shareholders. Such dividends are not fixed but are paid periodically at the discretion of the issuer’s board of directors. Companies that have historically paid dividends are not required to continue to pay dividends, and could reduce or eliminate the payment of dividends in the future. Similarly, companies that have historically bought back shares or paid down debt may not continue to do so, or may do so to a lesser extent, resulting in a lower shareholder yield.
Foreign Securities Risk.  The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include, among others:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms;
›	exchange rate controls (which may include an inability to transfer currency from a given country);
›	costs incurred in conversions between currencies;
›	non‑negotiable brokerage commissions;
›	less publicly available information;
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing, corporate governance and financial reporting;
›	greater market volatility;
›	lower trading volume and/or liquidity;
›	delayed settlements;
›	difficulty in enforcing obligations and contractual and other rights in foreign countries;
›	less securities regulation;
›	different tax provisions (including withholding on interest and dividends paid to the Fund);
›	less well-established contract law;
›	unrecoverable withholding and transfer taxes;
›	war;

Tweedy, Browne Worldwide High Dividend Yield Value Fund

›	seizure; and
›	political and social instability and diplomatic developments.
The value of the foreign securities held by the Fund will be affected by changes in currency exchange rates or currency control regulations. The share price of the Fund will reflect the movements of the different securities in which it is invested, and the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment. Currency exchange rates may fluctuate significantly over short periods of time, and the Fund’s investments may be negatively impacted by foreign currency exchange rate fluctuations. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located, or otherwise economically tied to, in emerging countries. The securities markets of most emerging countries are relatively less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”
In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, inflation, the outbreak of war or hostilities (including international responses such as sanctions), or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.
Risks of Investing in Europe.  The Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility, economic and financial difficulties, and other adverse trends in recent years. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

The economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy.
If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far‑reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.
Small- and Mid‑Cap Companies Risk.  While the Fund is focused on larger companies, it also invests in small- and/or mid‑cap companies. Small- and mid‑cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public. These risks are more pronounced for micro‑cap companies. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.
Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Although inflation levels have tempered over the course of 2023, recently inflation had increased to its highest level in decades and the Federal Reserve has been consistently raising interest rates to combat this inflation. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. While inflation and/or a more normalized interest rate environment relative to the past decade may create more opportunities for a value focused investment strategy, there can be no guarantee or certainty that any such opportunities will be captured or will be realized.
Sector Risk.  To the extent that the Fund focuses its investments in the securities of issuers in one or more sectors, the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic

Tweedy, Browne Worldwide High Dividend Yield Value Fund

cycles and/or conditions and developments that may be particular to that sector, such as adverse economic, business, political, environmental, or other developments.
Fund Performance
The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800‑432‑4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Worldwide High Dividend Yield Value Fund
Calendar Year Total Returns1

(1)	The 2023 year‑to‑date return for the Worldwide High Dividend Yield Value Fund through June 30, 2023 was 5.39%.

As of December 31, 2022

Best Quarterly Return (10 year period)	15.88% (4th Quarter, 2022)

Best Quarterly Return (since inception)	17.49% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period and since inception)	(24.73)% (1st Quarter, 2020)

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Average Annual Total Return
for Periods Ended December 31, 2022

	One Year	Five Years	Ten Years	Since Inception 9/5/07

Worldwide High Dividend Yield Value Fund

Return before Taxes	(10.55)%	1.33%	4.03%	3.51%

Return after Taxes on Distributions	(12.65)	(1.81)	1.73	1.86

Return after Taxes on Distributions and Sale of Fund Shares	(4.46)	1.14	3.19	2.78

MSCI World Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	(18.14)	6.14	8.85	5.46

MSCI World High Dividend Yield Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	(4.74)	4.66	6.97	4.12
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed during certain periods.
Management
Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears, and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Spears has served on the Management Committee and Investment Committee since before the Fund’s inception in September 2007. Messrs. Shrager and Wyckoff have served on the Investment Committee since before the Fund’s inception and on the Management Committee since 2008. Mr. Hill has served on the Investment Committee since August 2013 and the Management Committee since January 2021. Messrs. de Bree, Hawrylak and Ewert have served on the Investment Committee since August 2013, December 2014 and July 2022, respectively.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 39.

Other Information
Purchase and Sale of Fund Shares
You may purchase or redeem shares of each Fund on each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.
The minimum initial investment required to open an IRA or other retirement account is $500. All other, non‑retirement accounts require a minimum initial investment of $2,500. The minimum requirement for subsequent investments for retirement and non‑retirement accounts is $200.
You may purchase shares or redeem shares in one of the following ways:

›	By Mail or Overnight Delivery

Mail	Overnight Delivery
Tweedy, Browne Fund Inc.	Tweedy, Browne Fund Inc.
P.O. Box 534468	Attention: 534468
Pittsburgh, PA 15253-4468	500 Ross Street, 154‑0520
Pittsburgh, PA 15262

›	By Telephone at 800‑432‑4789 (Press 0)
›	By Bank Wire
›	By Automated Clearing House
Tax Information
The Funds’ distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax‑deferred account such as a 401(k) or individual retirement account without debt financing.
Financial Intermediary Compensation
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for certain shareholder account maintenance and other services provided. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Performance Information
Average annual total returns for periods ended June 30, 2023 are presented below for the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund. The Funds believe that this supplemental information through a more recent date than the year‑end information appearing earlier in this prospectus may be of use to investors. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how each of the Funds will perform in the future.
International Value Fund
Average Annual Total Returns
for Periods Ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Since Inception 6/15/93

International Value Fund

Return before Taxes	12.29%	9.84%	4.10%	5.24%	8.42%

Return after Taxes on Distributions	11.02	8.76	3.11	4.36	7.42

Return after Taxes on Distributions and Sale of Fund Shares	8.31	7.79	3.23	4.15	7.14

MSCI EAFE Index (Hedged to U.S.$)[1] before Taxes	21.32	13.69	8.55	9.02	6.55

MSCI EAFE Index (in U.S.$)[1] before Taxes	18.77	8.93	4.39	5.41	5.20

(1)
The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Hedged to U.S.$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor on an unhedged basis. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Prior to 2004, information with respect to the MSCI EAFE Indexes used was available at month end only; therefore the closest month end to the inception date of the Fund, May 31, 1993, has been used. Investors cannot invest directly in an index.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees not been waived during certain periods.

International Value Fund II – Currency Unhedged
Average Annual Total Returns
for Periods Ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Since Inception 10/26/09

International Value Fund II – Currency Unhedged

Return before Taxes	13.61%	9.42%	2.70%	3.74%	5.06%

Return after Taxes on Distributions	13.32	9.23	2.46	3.53	4.87

Return after Taxes on Distributions and Sale of Fund Shares	8.49	7.44	2.17	3.04	4.19

MSCI EAFE Index (in U.S.$)[1] before Taxes	18.77	8.93	4.39	5.41	5.08

(1)
The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor on an unhedged basis. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed during certain periods.

Value Fund
Average Annual Total Returns
for Periods Ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Since Inception 12/8/93

Value Fund

Return before Taxes	14.29%	10.83%	5.11%	5.95%	7.77%

Return after Taxes on Distributions	12.74	9.26	2.95	4.26	6.61

Return after Taxes on Distributions and Sale of Fund Shares	9.58	8.44	3.75	4.49	6.52

MSCI World Index (Hedged to U.S.$)[1] before Taxes	19.35	13.52	10.41	10.87	8.08

S&P 5001/MSCI World Index (Hedged to U.S.$)[1] before Taxes	19.35	13.52	10.41	10.87	8.77

(1)
The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to U.S.$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Index results are inclusive of dividends and net of foreign withholding taxes.

The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non‑U.S. securities). The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks and assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks. Index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed during certain periods.

Worldwide High Dividend Yield Value Fund
Average Annual Total Returns
for Periods Ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Since Inception 9/5/07

Worldwide High Dividend Yield Value Fund

Return before Taxes	8.12%	6.69%	2.46%	4.10%	3.74%

Return after Taxes on Distributions	5.23	3.45	(0.78)	1.76	2.10

Return after Taxes on Distributions and Sale of Fund Shares	6.36	5.22	1.84	3.14	2.91

MSCI World Index (in U.S.$)[1] before Taxes	18.51	12.18	9.07	9.50	6.22

MSCI World High Dividend Yield Index (in U.S.$)[1] before Taxes	8.04	9.65	6.16	6.63	4.23

(1)
The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S.$) reflects the return of this index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12‑ month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

The MSCI World High Dividend Yield Index (in U.S.$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Investors cannot invest directly in an index.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed during certain periods.
Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.tweedy.com.

Additional Information Regarding Investment Strategies
Investment Goals and Strategies.  Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to their true or intrinsic values. The Adviser seeks to purchase stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser seeks collateral value in the form of assets and/or appraised value of earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, in pursuing the Fund’s value strategy, the Adviser seeks to invest in stocks with above-average dividend yields. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Funds own may not reach what the Adviser believes are their true or intrinsic values. Some holdings may not provide the capital growth anticipated, and a stock believed to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Funds’ relative performance may suffer.
Given the nature of the Adviser’s bottom‑up, stock‑by‑stock research process, environmental, social and/or governance (“ESG”) factors (such as, for example, environmental impacts, the fair treatment of employees, corporate governance and capital allocation practices, management malfeasance, product safety, board composition and independence, and voting rights) are often among the factors the Adviser examines when trying to assess the intrinsic value and future prospects of a potential investment. While the Adviser does not use ESG factors in its initial value screen of companies, and does not maintain a list of companies that are automatically included or excluded from consideration due to ESG factors, it does generally seek to evaluate material ESG risks, opportunities and trends that are identified as part of its broader investment evaluation process, just as it does for a variety of other qualitative factors that could impact its analysis of a company’s intrinsic value. (In this regard, a “material” ESG risk is one that, in the Adviser’s assessment, could compromise the Adviser’s estimate of the long-term value of the company under consideration.) The Adviser’s identification and evaluation of ESG risks, opportunities and/or trends is based primarily on proprietary research, although information from a variety of third party sources may also be considered. ESG factors are generally no more significant than other factors in the Adviser’s investment process, and the identification of a material ESG risk, opportunity or trend will not necessarily be determinative in the Adviser’s decision to buy, sell or hold a company’s securities, particularly if the company has taken meaningful action to mitigate the Adviser’s concerns, or is trading at a valuation that, in the Adviser’s view, appropriately reflects such concerns. The Adviser’s primary objective remains to serve shareholders’ best interests by producing long-term growth of capital through building a portfolio of securities that it believes are undervalued, and the Adviser believes that an evaluation of material ESG factors that are identified is one component of this process.

Currency Hedging.  The share price of each Fund will reflect the movements of the different securities in which it is invested and, to the degree not hedged, the foreign currencies in which its investments are denominated. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies will account for part of each Fund’s investment performance, although both the International Value Fund and the Value Fund seek to moderate currency risk through their practice of hedging perceived foreign currency exposure, as described further below. The Adviser does not attempt to predict currency movements in reaching a decision about the appropriateness or prudence of an individual investment.
While a stock may perform well on the London Stock Exchange, if the pound declines against the U.S. dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of the British stock, is not hedged back to the U.S. dollar. Currency fluctuations can be more extreme than stock market fluctuations. In the more than 48 years since Tweedy, Browne has been registered as an investment adviser, the S&P 500 has declined on a calendar year basis more than 20% only two times, in 2002 and 2008. By contrast, the U.S. dollar/pound and the U.S. dollar/euro relationship have moved more than 20% on numerous occasions. Past performance is no guarantee of future returns, and this example of the effect of currency movements and the potential impact of hedging may not hold true in the future.
The International Value Fund and the Value Fund use forward currency contracts and non‑deliverable forward currency contracts, and may use other currency hedging techniques, to seek to reduce their perceived foreign currency exposure where practicable, allowing investors the opportunity to capture a return closer to the “local” return in non‑U.S. stocks (plus or minus any cost associated with the hedging techniques, and plus or minus any gains or losses on the currency hedges). Where practicable, in light of operational and regulatory considerations, each of these Funds seeks to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, these Funds’ hedges are generally expected to approximate, but will generally not equal, the Fund’s perceived foreign currency exposure.
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In a non‑deliverable forward currency contract, the parties net their respective obligations based on the notional amount of the contract and Funds will either pay or receive such net amount depending on the movement of the U.S. dollar relative to hedged currency. The International Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund generally do not hedge their perceived foreign currency exposure back into the U.S. dollar.

While hedging against currency exchange rate movements reduces the risk of loss from exchange rate changes, it also reduces the ability of the International Value Fund and the Value Fund to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated, and may impose costs on the Funds. For example, when a Fund converts U.S. dollars to a foreign currency to purchase non‑U.S. stocks, the Fund is exposed to both the change in value of the stock and the foreign exchange rate between the U.S. dollar and the relevant foreign currency. The International Value Fund and the Value Fund will enter into forward currency contracts and non‑deliverable forward currency contracts, and may use other currency hedging techniques to mitigate their exposure to the foreign exchange rate, to the extent practicable. The International Value Fund and the Value Fund will retain exposure to the value of the stock but, to the extent hedged, will have limited or no exposure to potential gains or losses from fluctuations in the foreign exchange rate between the U.S. dollar and the relevant foreign currency. Because the International Value Fund’s and the Value Fund’s currency hedging techniques typically involve the use of derivative instruments such as forward currency contracts, these Funds are also subject to the risk of possible default by the other party to those instruments.
Certain instruments commonly used to manage currency-exchange risk, including non‑deliverable forward currency contracts (“non‑deliverable forwards”), which are used to hedge certain currencies, are regulated as “swaps” under the Commodity Exchange Act, as amended. To the extent the Adviser determines that the use of non‑deliverable forwards is not practicable and the Adviser is unable to find practicable and suitable alternatives to hedge those currencies, the Adviser may choose not to hedge a Fund’s perceived exposure to those currencies. The additional regulatory requirements for foreign currency derivatives that are regulated as “swaps” under the Commodity Exchange Act also involve additional costs.
Market Risk.  The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Funds’ investments may be more heavily weighted from time to time in one or more sectors or countries, which will increase the Funds’ exposure to risk of loss from adverse developments affecting those sectors or countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies.
Pursuit of Long-Term Capital Growth.  Tweedy, Browne’s Investment Committee believes that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the International Value Fund and the International Value Fund II – Currency Unhedged will focus primarily on foreign markets.

Investments in the Value Fund will focus on the U.S. and foreign markets. Investments in the Worldwide High Dividend Yield Value Fund will focus on stocks in the U.S. and foreign markets that have above-average dividend yields and, in the opinion of Tweedy, Browne, are reasonably valued. With respect to the International Value Fund, the International Value Fund II – Currency Unhedged and the Value Fund, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a portion of these Funds may be invested in micro‑cap (generally under $500 million), small‑cap (generally $500 million to less than $2 billion) and mid‑cap (generally $2 billion – $10 billion) companies. Companies over $10 billion are generally considered large‑cap companies. Because smaller capitalization companies usually do not pay above-average dividends, it is likely that the Worldwide High Dividend Yield Value Fund will hold fewer smaller capitalization companies. Tweedy, Browne believes small- and mid‑cap companies, when available at attractive valuations, can provide enhanced long-term investment results, in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies. Under normal circumstances, each Fund will attempt to stay as fully invested in equities as the Adviser believes is consistent with the availability of attractive investment opportunities and with its diversification parameters. Investment opportunities may be limited in certain market environments and each Fund may at times hold a significant cash position. Equities may include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), partnership interests, and depository receipts for securities, among other equity investments. The Funds may also invest in debt securities. Although the International Value Fund and International Value Fund II – Currency Unhedged invest primarily in foreign securities and invest in U.S. securities only to a limited extent, for temporary defensive purposes, the Funds may invest solely in U.S. or solely in foreign securities. During such a period, the Funds may not achieve their investment objectives.
Each Fund may invest in shares of other investment companies subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Each Fund currently intends to invest its uninvested cash in money market mutual funds that invest substantially in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as an alternative to, or in conjunction with, other short-term investments and may invest a significant percentage of its assets in such money market funds. When a Fund invests in shares of a money market fund or other mutual fund, the Fund’s shareholders indirectly bear the fees and expenses of such other fund in addition to the Fund’s own fees and expenses. To the extent the Fund invests in shares of a money market fund or in other investment companies generally, the Fund’s shareholders indirectly bear the expenses, liquidity risk, redemption fees, and other risks associated with the underlying holdings of the money market fund or other investment companies held by the Fund. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes, when the Adviser believes market conditions so warrant, and for liquidity or cash management purposes. To the extent the Fund’s assets are invested in such instruments, the Fund may not achieve its investment objective.
Large Shareholder Transactions Risk.  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at a time when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Military Conflict in Ukraine.  As a result of Russia’s military invasion of Ukraine in February 2022, the United States and other countries imposed broad-reaching political and economic sanctions on Russia, certain Russian allies believed to be providing them military or financial support, on private and public companies domiciled in Russia, including public issuers and banking and financial institutions, and on a variety of individuals. These sanctions, combined with equivalent measures taken by foreign businesses ceasing operations in Russia, continue to adversely impact global financial markets, disrupt global supply chains, and impair the value and liquidity of issuers and funds that continue to maintain exposure to Russia and its allies, Russian investments, and sectors that can be impacted by restrictions on Russian imports and exports, such as the oil and gas industry.
It is not possible to predict the duration or extent of longer-term consequences of this conflict (or other military conflicts which may arise in the future), which could include further sanctions, retaliatory measures taken by Russia, embargoes, regional instability, geopolitical shifts and adverse effects on macroeconomic conditions, security conditions, currency exchange rates, and financial markets around the globe. Any of the foregoing consequences, including those we cannot yet predict, may negatively impact the Funds’ performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries impacted by the invasion. The overall negative impact to the Funds will depend in part on the extent to which the Funds are prohibited from selling or otherwise transacting in their investments at any given time and whether a fair market valuation can be readily obtained. In addition, the indirect impact of these measures on countries or issuers economically exposed to Russia or Russian issuers can adversely affect the Fund.
China Investment Risk.  Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by expropriation, nationalization and confiscation of assets); less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; less regulatory oversight of issuers, brokers and other market participants; different tax rules; higher dependence on exports and international trade; potential for increased trade tariffs, embargoes and other trade limitations; custody risks; difficulty in enforcing contractual rights; and, to the extent investments are made through Stock Connect, substantial limitations imposed by that program, including market-wide quota limitations, technology risks, bans on day‑trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program. For additional information about the Stock Connect program, please refer to the “Risks of the Funds – Investing through Stock Connect” section of the Funds’ SAI. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Risks of Investing in Europe.  The Funds invest in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced, and may continue to experience, volatility, severe economic and financial difficulties, and other adverse trends in recent years, increasing the risk of investing in European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of certain countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Among other things, these developments have adversely affected the value and exchange rate of the euro, pound sterling, and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Political, social or economic disruptions in the region, even in countries in which a Fund is not invested, and adverse changes in the value and exchange rate of the euro and other currencies, may adversely affect the value of investments held by the Fund. The economic consequences of the January 31, 2020 departure of the United Kingdom from the EU (“Brexit”) may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. In particular, currency volatility may adversely affect Fund performance and may make it more difficult, or more expensive, to implement appropriate currency hedging. Declines in the value of the pound sterling and/or the euro against other currencies, along with potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on Fund performance.
If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far‑reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Liquidity Risk.  Liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. A Fund’s investments may be subject to low trading volume, lack of a market maker, or regulatory restrictions. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. A Fund may also hold large positions in securities of particular issues, which may decrease the liquidity of the Fund’s investments.
ReFlow Liquidity Program.  The Funds may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing fund shares at net asset value in an amount up to the value of the net shares redeemed. Following purchases of fund shares, ReFlow then redeems those shares when a fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. While ReFlow holds a fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Funds by ReFlow are not subject to the Funds’ “Excessive Short-Term Trading” policies described later in this Prospectus.

In the event a Fund uses the ReFlow program, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.
When ReFlow redeems all or part of a position in a Fund, the Fund may pay all or a portion of such redemption in kind in accordance with the Fund’s in‑kind redemption policies described under “Transaction Information – Redemptions in Kind” later in this Prospectus. The Funds expect that in‑kind redemptions will comprise all or a significant portion of redemptions paid to ReFlow.
Management of the Funds
The Funds’ investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co., which was founded in 1920. Tweedy, Browne has been registered as an investment adviser since 1975. Tweedy, Browne is located at One Station Place, Stamford, CT 06902. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing in foreign markets that it applies to U.S. securities.
The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.
A discussion regarding the Board of Directors’ basis for approving the continuation of the Investment Advisory Agreement for each Fund is available in the Funds’ semi-annual report to shareholders dated September 30, 2022.
As of June 30, 2023, the current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $1.5 billion in portfolios combined with or similar to client portfolios, including approximately $158.3 million in the International Value Fund, $7.8 million in the International Value Fund II – Currency Unhedged, $95.2 million in the Value Fund and $7.1 million in the Worldwide High Dividend Yield Value Fund. Tweedy, Browne manages the daily investment and business affairs of the Funds, subject to oversight by the Board of Directors.
For its investment advisory services rendered with respect to the International Value Fund, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund’s average daily net assets, and 0.75% on the remaining amount, if any, of the Fund’s average daily net assets.

Effective May 22, 2020, the Adviser and Tweedy, Browne Fund Inc., on behalf of the International Value Fund, entered into a voluntary fee waiver agreement pursuant to which the Adviser agreed to waive fees otherwise payable by the Fund whenever the average daily net assets (“ADNA”) of the Fund exceed $6 billion. Under this arrangement, the Adviser will waive fees such that the advisory fee payable by the Fund to the Adviser will be 0.80% on ADNA over $6 billion and up to $7 billion, 0.70% on ADNA over $7 billion and up to $8 billion, and 0.60% on ADNA over $8 billion. This arrangement will remain in place at least until July 31, 2024, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board of Directors of Tweedy, Browne Fund Inc. For its investment advisory services rendered with respect to each of the International Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund, Tweedy, Browne is entitled to receive investment advisory fees at an annual rate of 1.25% of the Fund’s average daily net assets. With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, Tweedy, Browne has voluntarily agreed, through at least July 31, 2024, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.)
For the fiscal year ended March 31, 2023, the contractual fees applicable to each Fund and the actual investment advisory fees paid by each Fund (net of any applicable fee waivers and/or expense reimbursement agreements, as described above) were as set forth below:

	Contractual Investment Advisory Fee (as a percentage of average net assets)		Actual Investment Advisory Fee Paid (as a percentage of average net assets)

International Value Fund	Assets up to $10.3 billion 1.25 Assets over $10.3 billion 0.75	% %	1.25%

International Value Fund II – Currency Unhedged	1.25%		1.25%

Value Fund	1.25%		1.25%

Worldwide High Dividend Yield Value Fund	1.25%		1.15%
Tweedy, Browne’s Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears and Robert Wyckoff, each of whom is a Managing Director and member of the firm’s Investment Committee, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger de Bree, Andrew Ewert and Frank Hawrylak (each of whom is a Managing Director of the firm), act as the Adviser’s Investment Committee. Purchase and sale decisions are made by a consensus of the available members of the Investment Committee.
Additional information about the foregoing individuals’ compensation, other accounts they manage and their ownership of securities in the Funds is available in the SAI.

The following is a brief biography of each of the members of the Investment Committee, including positions held by each for the past five years:
Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also the President and a member of the Board of Directors of Tweedy, Browne Fund Inc. and Director and Chairman of the Board of Directors of Tweedy, Browne Value Funds. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. He received a B.A. and an M.A. in International Affairs from Columbia University.
John D. Spears joined the Adviser in 1974 and is a member of the firm’s Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and Vice President of Tweedy, Browne Fund Inc. Additionally, he is a member of the Board of Managers of Haverford College. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania – The Wharton School.
Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also the Chairman and a member of the Board of Directors of Tweedy, Browne Fund Inc. and a member of the Board of Directors of Tweedy, Browne Value Funds. Prior to joining the Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.
Roger R. de Bree has been associated with the Adviser since 2000, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Investment Committee. In addition, he is the Treasurer of Tweedy, Browne Fund Inc. Prior to joining the Adviser, he worked at ABN AMRO Bank and MeesPierson Inc., in addition to serving as an officer in the Royal Dutch Navy from 1986 to 1988. He received a B.B.A. from Nijenrode, the Netherlands School of Business in Breukelen, the Netherlands as well as an M.B.A. from the Instituto de Estudios Superiores de la Empresa (IESE) at the University of Navarre in Barcelona, Spain.
Jay Hill, a Chartered Financial Analyst (CFA), has been associated with the Adviser since 2003, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management and Investment Committees. He has also been appointed a member of the Board of Directors of Tweedy, Browne Fund Inc., effective August 1, 2022. Prior to joining the Adviser, he held positions with Banc of America Securities LLC, Credit Lyonnais Securities (USA) Inc., and Providence Capital, Inc. He received a B.B.A. from Texas Tech University.
Andrew Ewert has been associated with the Investment Manager since 2016. He is a Managing Director of the Investment Manager and a member of its Investment Committee. Prior to joining the Investment Manager, he held positions at Equinox

Partners, L.P., Ruane, Cunniff & Goldfarb Inc., MTS Health Partners, L.P., and Bear Stearns. Mr. Ewert holds a B.B.A. from Emory University and an M.B.A. from Columbia Business School.
Frank H. Hawrylak, a Chartered Financial Analyst (CFA), has been associated with the Adviser since 1986, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Investment Committee. Prior to joining the Adviser, he worked in the investment department at Royal Insurance. He received a B.S. from the University of Arizona and an M.B.A. from the University of Edinburgh, Scotland.
Payments to Financial Intermediaries.  Each Fund pays all or a portion of the charges imposed by certain financial intermediaries that make shares of the Fund available to their customers and perform various services for the Fund or its shareholders, including transaction processing, sub‑accounting and similar services. The Board of Directors has approved such payments, to the extent that the arrangement with each such financial intermediary, on an overall basis, generally saves the Funds expenses that they would otherwise incur in maintaining additional shareholder accounts at the Funds’ transfer agent (i.e., if those who invest in the Funds through these financial intermediaries instead invested directly in the Funds). Tweedy, Browne also utilizes a portion of its assets to pay a portion of the charges of certain such financial intermediaries. Tweedy, Browne negotiates the level of payments to any financial intermediary. Currently, such payments, expressed as a percentage of the average daily net assets of the Funds attributable to the particular intermediary, generally are up to 0.35% per year, depending on the nature and level of services and other factors, of which generally up to 0.10% is currently paid by the Funds. These payments may be higher in certain circumstances, including variations in average account size.
Pricing of Fund Shares
Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request. The Funds value their investments primarily based on readily available market quotations except that investments that do not have readily available market quotations or whose closing prices are not reliable are valued under procedures adopted by the Board of Directors. To the extent the Funds believe the most recently available closing prices may not reflect current fair value due to developments after the close of the markets in which such assets trade, the Funds reserve the right to fair value any of those assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because fair value pricing involves judgments that are inherently subjective and inexact, it is possible that the fair value determined for an asset will be materially different from the value that actually could be or is realized upon sale of the asset. The Funds’ Administrator, The Bank of New York Mellon, determines net asset value per share as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the

preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. Tweedy, Browne Fund Inc. has retained a third-party service provider that, under certain circumstances selected by Tweedy, Browne Fund Inc., provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. Since many of the securities owned by the Funds trade on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of the Funds’ assets may change on days when you are unable to purchase or redeem shares.
Transaction Information
Dislike forms and instruction manuals? Call 800‑432‑4789 and press 0; we will help you complete the forms and make it easier to invest in the Funds.
Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.
Purchases
You can purchase shares of the Funds without 12b‑1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services between 9:00 a.m. and 4:30 p.m. Eastern time, Monday through Friday, at 800‑432‑4789 (press 0). Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price next calculated. Each Fund reserves the right to reject any purchase order.
Shares of the Funds are registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with applicable U.S. rules and regulations.
Opening an Account
Minimum Investment: $2,500; IRAs and other retirement accounts, $500.
Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.
By Mail.  Send your completed, signed account application and check to: Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468 or, for overnight delivery, Tweedy, Browne Fund Inc., Attention: 534468, 500 Ross Street, 154‑0520, Pittsburgh, Pennsylvania 15262.
By Wire.  Call shareholder services at 800‑432‑4789 and press 0 for instructions on how to establish a new account and to obtain wire instructions.
Contact
For shareholder services, including account and/or Fund information, call 800‑432‑4789 and press 0.

Website: www.tweedy.com
Purchasing Additional Shares
Minimum Investment: $200.
Make checks payable to the Fund you are purchasing. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.
By Mail.  Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468 or, for overnight delivery, Tweedy, Browne Fund Inc., Attention: 534468, 500 Ross Street, 154‑0520, Pittsburgh, Pennsylvania 15262.
By Wire.  Follow the wire procedures listed above under “Opening an Account – By Wire.”
By Telephone.  Call shareholder services at 800‑432‑4789 and press 0 to purchase at the share price next calculated after payment is received. The telephone privilege must be authorized on your account; see “Transaction Policies – By Telephone” on page 58.
By Automated Clearing House (“ACH”).  Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 800‑432‑4789 and press 0. To establish ACH, please see “Transaction Policies – By ACH or Wire” on page 58. ACH purchases are made at the share price next calculated after payment is received.
Minimum Investment
As mentioned above, the minimum investment required to open an IRA or other retirement account is $500. All other non‑retirement accounts require a minimum investment of $2,500. The minimum requirement for subsequent investments for retirement and non‑retirement accounts is $200. Under certain circumstances and with the prior written consent of the Adviser, minimum investment requirements may be waived for certain sponsored wrap programs, defined contribution plans and other similar asset accumulation programs.
Redemptions and Exchanges
You can redeem or exchange shares of any Fund without fees or sales charges. You can exchange shares from one Fund to another Fund after five days. Each Fund reserves the right to reject any exchange order. An exchange of one Fund’s shares for shares of another Fund will be treated as a sale of a Fund’s shares and any gain on the transaction may be subject to federal income tax.
Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. Each Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio securities to meet redemption requests, both in regular and stressed market conditions. Each Fund may also borrow under an available line of credit to meet redemption requests. Each Fund reserves the right to redeem in kind under certain circumstances, as described under “Transaction Information – Redemptions in Kind” later in this Prospectus.
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the 1940 Act if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists (as determined by the Securities and Exchange Commission) which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the Securities and Exchange Commission, by order or regulation, permits the suspension of the right of redemption.
By Telephone.  Call shareholder services at 800‑432‑4789 and press 0 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account; see “Transaction Policies – By Telephone” on page 58. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see “Transaction Policies – By ACH or Wire” on page 58.
By Mail.  Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468 or for overnight delivery, Tweedy, Browne Fund Inc., Attention: 534468, 500 Ross Street, 154‑0520, Pittsburgh, Pennsylvania 15262. Your instructions must be signed exactly as the account is registered and must include:

›	your name;
›	the Fund and account number from which you are redeeming or exchanging;
›	the number of shares or dollar value to be redeemed or exchanged; and
›	the Fund into which you are exchanging your shares.
Special Circumstances.  If you wish to redeem or exchange $100,000 or more by mail, or you request that redemption proceeds be paid to or mailed to a person or address other than the account holder(s) of record, and in certain other circumstances, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted. It is imperative that the proper prefix and ink be used by the institution affixing the medallion signature guarantee in order to process your request. Please call shareholder services at 800‑432‑4789 and press 0 if you have any questions about the procedure. A notary public cannot provide a medallion signature guarantee.
Redemptions in Kind.  Each Fund may honor any request to redeem more than $250,000 within a 90‑day period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption “in kind.” The securities given in payment are selected by the Fund and are valued the same way as for calculating the Fund’s net asset value. A Fund may make a payment in kind, for example, if market conditions exist that make cash payments undesirable or payment in kind desirable, to manage liquidity risk (in both regular and stressed market conditions) or, in its discretion, at the request of redeeming shareholders. If payment is made in securities, a shareholder would incur trading costs in converting the securities to cash and would be subject to the risk that the securities might decline in value prior to converting the securities to cash.
The Fund may also determine to use redemptions in kind for redemptions of shares held by ReFlow, regardless of the amount redeemed.
Involuntary Redemptions.  To reduce expenses, each Fund reserves the right to sell your shares and close your non‑retirement account if the value of your account falls below the applicable minimum as a result of redemptions or exchanges. The Funds will give you 30 days’ notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account. This policy does not apply to accounts that fall below the minimum solely as a result of market fluctuations.
Transaction Policies
By Check.  If you purchase shares of any Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.
By ACH or Wire.  You can designate a bank account to wire money or to electronically transfer money via ACH for investment in any Fund. Additionally, you can designate a bank account to receive redemption proceeds from any Fund via ACH or wire. Bank accounts may be designated when you open an account with the Funds via your account application. To designate a bank account after your account has been opened, or to change your bank account information, complete the Account Maintenance Form. To establish ACH for your account in any Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form. Each form can be obtained from our website www.tweedy.com or by calling shareholder services at 800‑432‑4789. Press 0 to request a form. Include a medallion signature guarantee, if applicable, then send the completed form to Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468 or for overnight delivery, Tweedy, Browne Fund Inc., Attention: 534468, 500 Ross Street, 154‑0520, Pittsburgh, Pennsylvania 15262. Money sent via ACH takes two business days to clear. Your bank must be a member of ACH to establish ACH transactions.
By Telephone.  The Funds and their transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468 or for overnight delivery, Tweedy, Browne Fund Inc., Attention: 534468, 500 Ross Street, 154‑0520, Pittsburgh, Pennsylvania 15262.
Excessive Short-Term Trading.  The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. If your investment horizon is not long-term, then you should not invest in the Funds. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. Although there is no generally applied standard in the market place as to what level of trading activity is excessive, a Fund may determine that you have traded excessively if, for example, you sell or exchange shares within a short period of time after the shares were purchased. Each Fund has established a systematic review procedure designed to detect patterns of short-term trading. If such trading is detected, shareholders involved may be prohibited from additional purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although each Fund believes that these procedures have been effective in helping to prevent incidents of short-term trading, they may not fully detect or prevent all instances of short-term trading. The implementation of the Funds’ short-term trading policy is inherently subjective and involves some selectivity in its application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. The Funds are not able to identify or prevent every instance of inappropriate trading. The Funds reserve the right to close any account suspected of short-term trading and may reject any purchase order. The Board of Directors of the Company has approved these policies.
(Purchases and redemptions of Fund shares by ReFlow Fund, LLC in connection with a Fund’s participation in the ReFlow Liquidity Program (see “Additional Information Regarding Investment Strategies – ReFlow Liquidity Program”) are not subject to these limitations.)
To assist in discouraging attempts to arbitrage pricing of securities, the Company has retained a third-party provider that, under certain circumstances, provides fair-value pricing for certain international equity securities in the Funds’ portfolios. See “Pricing of Fund Shares” on page 54.
Suspicious Activity.  The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Customer Identification Program.  Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
Mailings to Shareholders.  Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts, except to the extent an investor has not authorized such communications. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. at 800‑432‑4789 (press 0), or write to Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468.
Escheatment of Inactive Accounts.  Abandoned or unclaimed property laws, which vary from state to state, require financial organizations such as the Funds to transfer (or “escheat”) unclaimed property (including shares of a Fund) to the appropriate state if, for a period of time specified by state law, no activity occurs in an account or if shareholder correspondence is returned as undeliverable. In certain states, activity is not deemed to occur unless a shareholder initiates contact with the Funds. You can help keep your account active by reaching out to the Funds periodically at 800‑432‑4789 (press 0) and by keeping your account address current.
Distributions and Taxes
The International Value Fund, the International Value Fund II – Currency Unhedged and the Value Fund each declare and pay dividends and capital gains distributions, if any, at least annually. The Worldwide High Dividend Yield Value Fund declares and pays dividends at least semi-annually and capital gains distributions, if any, at least annually. Dividends and distributions are reinvested in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

International Value Fund, International Value Fund II – Currency Unhedged and Value Fund

Type of Distribution	Frequency	Federal Tax Status

Dividends from net investment income	Annual	taxable as ordinary or dividend income

Distributions of short-term capital gains	Annual	taxable as ordinary income

Distributions of long-term capital gains	Annual	taxable as capital gains
Worldwide High Dividend Yield Value Fund

Type of Distribution	Frequency	Federal Tax Status

Dividends from net investment income	Semi‑annual	taxable as ordinary or dividend income

Distributions of short-term capital gains	Annual	taxable as ordinary income

Distributions of long-term capital gains	Annual	taxable as capital gains
Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that include, in economic terms, a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds (unless there is debt financing). You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.
The Company may be required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of each Fund purchased on or after January 1, 2012. This information will be reported on Form 1099‑B. The deadline for mailing Form 1099‑B to shareholders is February 15. Absent shareholder instructions, the Company will calculate and report cost basis information using its default method of average cost. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.
A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state and local income or other taxes.

Financial Highlights
The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report thereon, along with the Funds’ financial statements, appears in the Funds’ annual report, which is available upon request.

Financial Highlights
Tweedy, Browne International Value Fund
For a Fund share outstanding throughout each year.

	Year Ended 3/31/23		Year Ended 3/31/22		Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19
Net asset value, beginning of year	$28.14		$29.41		$21.99		$26.91		$27.89

Income from investment operations:
Net investment income	0.43	(a)	0.37	(a)	0.23		0.43		0.45
Net realized and unrealized gain (loss) on investments	0.04		0.95		7.45		(4.82)		0.25

Total from investment operations	0.47		1.32		7.68		(4.39)		0.70

Distributions:
Dividends from net investment income	(0.40)		(0.41)		(0.26)		(0.45)		(0.39)
Distributions from net realized gains	(1.05)		(2.18)		—		(0.08)		(1.29)

Total distributions	(1.45)		(2.59)		(0.26)		(0.53)		(1.68)

Redemption fees	—		—		—		0.00	(b)	0.00 (b)

Net asset value, end of year	$27.16		$28.14		$29.41		$21.99		$26.91

Total return(c)	1.94%		4.36%		34.89	%(d)	(16.66	)%(d)	3.11%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,007,224		$6,306,407		$6,419,446		$5,990,962		$8,497,700
Ratio of operating expenses to average net assets	1.40%		1.34%		1.37%		1.36%		1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.40%		1.38%		1.38%		1.36%		1.36%
Ratio of net investment income to average net assets	1.55	%(a)	1.19	%(a)	0.83%		1.50%		1.53%
Portfolio turnover rate	15%		10%		11%		9%		6%

(a)
Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.44% and 1.10% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)
The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

Financial Highlights
Tweedy, Browne International Value Fund II – Currency Unhedged
For a Fund share outstanding throughout each year.

	Year Ended 3/31/23		Year Ended 3/31/22		Year Ended 3/31/21		Year Ended 3/31/20		Year Ended 3/31/19
Net asset value, beginning of year	$16.31		$16.30		$11.66		$15.10		$15.61

Income from investment operations:
Net investment income	0.27	(a)	0.18	(a)	0.09		0.21		0.22
Net realized and unrealized gain (loss) on investments	0.04	(b)	0.01		4.69		(3.31)		(0.54)

Total from investment operations	0.31		0.19		4.78		(3.10)		(0.32)

Distributions:
Dividends from net investment income	(0.26)		(0.18)		(0.10)		(0.23)		(0.19)
Distributions from net realized gains	—		—		(0.04)		(0.11)		—

Total distributions	(0.26)		(0.18)		(0.14)		(0.34)		(0.19)

Redemption fees	—		—		—		0.00	(c)	0.00 (c)

Net asset value, end of year	$16.36		$16.31		$16.30		$11.66		$15.10

Total return(d)	1.99%		1.13%		40.87	%(e)	(20.94	)%(e)	(1.91)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$455,983		$520,524		$486,338		$374,832		$487,298
Ratio of operating expenses to average net assets	1.39%		1.34%		1.37%		1.36%		1.35%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.39%		1.37%		1.37%		1.36%		1.35%
Ratio of net investment income to average net assets	1.68	%(a)	1.07	%(a)	0.66%		1.40%		1.51%
Portfolio turnover rate	11%		8%		25%		11%		2%

(a)
Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.60% and 1.02% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)
The amount per share does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.01 per share.

(d)	Total return represents aggregate total return for the periods indicated.

(e)
The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

Financial Highlights
Tweedy, Browne Value Fund
For a Fund share outstanding throughout each year.

	Year Ended 3/31/23		Year Ended 3/31/22		Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Net asset value, beginning of year	$19.10		$20.38		$15.34	$19.62	$23.20

Income from investment operations:
Net investment income	0.18	(a)	0.17	(a)	0.11	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.10		0.93		5.31	(3.38)	0.54

Total from investment operations	0.28		1.10		5.42	(3.19)	0.78

Distributions:
Dividends from net investment income	(0.18)		(0.18)		(0.12)	(0.20)	(0.24)
Distributions from net realized gains	(0.95)		(2.20)		(0.26)	(0.89)	(4.12)

Total distributions	(1.13)		(2.38)		(0.38)	(1.09)	(4.36)

Net asset value, end of year	$18.25		$19.10		$20.38	$15.34	$19.62

Total return (b)	1.74%		5.35%		35.58%	(17.47)%	5.41%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$424,621		$440,823		$426,946	$338,270	$453,275
Ratio of operating expenses to average net assets	1.40%		1.34%		1.37%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.40%		1.39%		1.40%	1.38%	1.37%
Ratio of net investment income to average net assets	0.99	%(a)	0.77	%(a)	0.59%	0.93%	0.96%
Portfolio turnover rate	20%		20%		18%	12%	9%

(a)
Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 0.93% and 0.73% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

Financial Highlights
Tweedy, Browne Worldwide High Dividend Yield Value Fund
For a Fund share outstanding throughout each year.

	Year Ended 3/31/23		Year Ended 3/31/22		Year Ended 3/31/21	Year Ended 3/31/10	Year Ended 3/31/19
Net asset value, beginning of year	$6.37		$7.76		$6.30	$8.51	$10.23

Income from investment operations:
Net investment income	0.14	(a)	0.19	(a)	0.14	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.32)		(0.02)		1.94	(1.43)	(0.15)

Total from investment operations	(0.18)		0.17		2.08	(1.23)	0.09

Distributions:
Dividends from net investment income	(0.14)		(0.20)		(0.14)	(0.19)	(0.26)
Distributions from net realized gains	(0.48)		(1.36)		(0.48)	(0.79)	(1.55)

Total distributions	(0.62)		(1.56)		(0.62)	(0.98)	(1.81)

Redemption fees	—		—		—	—	0.00	(b)

Net asset value, end of year	$5.57		$6.37		$7.76	$6.30	$8.51

Total return (c)	(2.30)%		1.97%		33.80%	(17.06)%	2.44	%(d)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$69.870		$83,978		$111,800	$109,674	$175,608
Ratio of operating expenses to average net assets	1.38%		1.34%		1.37%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.48%		1.48%		1.45%	1.42%	1.39%
Ratio of net investment income to average net assets	2.46	%(a)	2.26	%(a)	1.82%	2.20%	2.24%
Portfolio turnover rate	11%		16%		22%	7%	6%

(a)
Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.21% and 2.04% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)
The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

Privacy Information
As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that Tweedy, Browne Company LLC and its employees, its mutual funds and other investment funds (“we,” “our” or “us”) have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.
Information We Collect
In the course of doing business with you, we collect nonpublic information about you from the following sources:

›	Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;
›	Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and
›	Information we collect from you through your account inquiries by mail, e‑mail, or telephone.
Disclosure of Information to Non‑Affiliated Third Parties
We do not disclose any nonpublic personal information about our customers or former customers to any non‑affiliated third parties except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants, legal and accounting firms, and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.
Disclosure of Information to Affiliates
Subject to applicable law, Tweedy, Browne Company LLC, any of its affiliates who serve as distributor for its mutual funds and/or other investment funds, and those mutual funds and other investment funds share information with each other about their customers and former customers and may use this information to market our products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, recordkeeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Except as described above, neither we nor our holding company affiliate share any of this information with any other affiliates. In certain states there may be restrictions on the ability of one affiliate to use this information obtained from another affiliate without first offering customers the ability to opt out of such sharing of information. In general, we obtain all of such information directly and accordingly are not subject to these restrictions with respect to our own use of such information.

Security Standards
We maintain physical, electronic, and procedural safeguards to seek to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.
This Privacy Information is not part of the Prospectus.

For More Information

If you want more information about the Funds, the following documents are available upon request:

- Annual/Semi-Annual Reports—Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
- Statement of Additional Information (SAI)—The SAI provides more detailed information about the Funds and is incorporated into this Prospectus by reference. This means that the SAI, for legal purposes, is a part of this Prospectus.

You can request free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, PA 15253-4468 or, for overnight delivery, Tweedy, Browne Fund Inc., Attention: 534468, 500 Ross Street, 154-0520, Pittsburgh, PA 15262. The annual and semi-annual reports and the prospectus and SAI are available free of charge on the Funds' website at www.tweedy.com.

You can visit the SEC's website at http://www.sec.gov to view the Prospectus, SAI and other information. You can obtain copies of this information after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus or in other authorized sales materials and you should not rely on any other information. Read and keep this Prospectus for future reference.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

Investment Company
Act File No. 811 - 07458
TB-PRO 0723

Tweedy, Browne International Value Fund	TBGVX
Tweedy, Browne International Value Fund II – Currency Unhedged	TBCUX
Tweedy, Browne Value Fund	TWEBX
Tweedy, Browne Worldwide High Dividend Yield Value Fund	TBHDX

each a series of

TWEEDY, BROWNE FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

July 28, 2023

This Statement of Additional Information (“SAI”) provides information about Tweedy, Browne International Value Fund (the “International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (the “International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (the “Value Fund”) and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) (each, a “Fund” and collectively, the “Funds”). The Funds are series of Tweedy, Browne Fund Inc. (the “Company”).

This information is in addition to the information contained in the Funds’ Prospectus dated July 28, 2023, as amended or supplemented from time to time (the “Prospectus”). This SAI is not a Prospectus. It should be read in conjunction with the Prospectus and the Funds’ Annual Report dated March 31, 2023. The audited financial statements and notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Funds’ 2023 Annual Report are incorporated herein by reference in the section “Additional Information – Financial Statements.” No other portion of the Annual Report is incorporated herein by reference. Copies of the Prospectus and Annual Report may be obtained without charge by writing to Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468, by calling 800-432-4789 or by accessing www.tweedy.com.

INVESTMENT OBJECTIVES AND POLICIES

The Company, a Maryland corporation organized on January 28, 1993, offers four separate series: the International Value Fund, the International Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund. Effective July 29, 2021, the Tweedy, Browne Global Value Fund was renamed the International Value Fund and the Tweedy, Browne Global Value Fund II – Currency Unhedged was renamed the International Value Fund II – Currency Unhedged. The Company is a no-load, open-end management investment company that continuously offers and redeems its shares. The Funds are diversified series of the Company and are commonly known as mutual funds. Tweedy, Browne Company LLC is the investment adviser for each Fund and is referred to herein as “Tweedy, Browne” or the “Adviser.”

The Funds’ objectives and policies, except as otherwise stated, are not fundamental and may be changed without the approval of shareholders. The International Value Fund and the International Value Fund II – Currency Unhedged seek long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of foreign equity securities that the Adviser believes are undervalued. The Value Fund seeks long-term growth of capital by investing in a diversified portfolio consisting primarily of U.S. and foreign equity securities that the Adviser believes are undervalued. The Worldwide High Dividend Yield Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio consisting of U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. Each Fund is permitted, but not required, to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

Generally, the International Value Fund and Value Fund seek to hedge back to the U.S. dollar their perceived foreign currency exposure, based on the Adviser’s judgment of such exposure after taking into account various factors, such as the source of the portfolio companies’ earnings and the currencies in which their securities trade. In contrast, the International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund generally do not hedge their foreign currency exposure, in order to provide investors interested in the Adviser’s investment approach with vehicles that have non-U.S. currency exposure. With respect to the International Value Fund II – Currency Unhedged, the Fund reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of its currency exposure to a particular emerging market. In the case of the Worldwide High Dividend Yield Value Fund, a substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and non-U.S. multi-national companies that have meaningful exposure to the U.S. dollar.

International Value Fund. The International Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in an internationally oriented portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept international equity investment risk. The International Value Fund is not intended to provide a complete investment program for an investor. The International Value Fund expects to invest primarily in foreign equity securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The International Value Fund may also (but is not required to) invest in debt instruments. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the International Value Fund’s shares when sold may be higher or lower than when purchased. Effective July 29, 2021, the Tweedy, Browne Global Value Fund changed its name to Tweedy, Browne International Value Fund.

International Value Fund II – Currency Unhedged. The International Value Fund II – Currency Unhedged is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in an internationally-oriented portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept international equity investment risk and currency exchange rate risk. The International Value Fund II – Currency Unhedged is not intended to provide a complete investment

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program for an investor. The International Value Fund II – Currency Unhedged expects to invest primarily in foreign equity securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The International Value Fund II – Currency Unhedged may also (but is not required to) invest in debt instruments. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the Fund’s shares when sold may be higher or lower than when purchased. Effective July 29, 2021, the Tweedy, Browne Global Value Fund II – Currency Unhedged changed its name to Tweedy, Browne International Value Fund II – Currency Unhedged.

Value Fund. The Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Value Fund is not intended to provide a complete investment program for an investor. The Value Fund expects to invest its assets primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Value Fund may also (but is not required to) invest in debt instruments. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the Value Fund’s shares when sold may be higher or lower than when purchased.

Worldwide High Dividend Yield Value Fund. The Worldwide High Dividend Yield Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio of stocks that the Adviser believes have an above-average dividend yield and reasonable valuations, in accordance with the Fund’s objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Worldwide High Dividend Yield Value Fund is not intended to provide a complete investment program for an investor. The Worldwide High Dividend Yield Value Fund expects to invest its assets primarily in U.S. and foreign equity securities that have above-average dividend yields and that the Adviser believes are reasonably valued. The Fund also invests, on a more limited basis, in securities that the Adviser believes to have attractive shareholder yields at the time of purchase. “Shareholder yield” is the sum of a company’s dividend yield, its “buyback yield” (when a company buys back shares, remaining shareholders may benefit, as their proportionate ownership of the company increases), and its “net debt paydown yield” (prudent reductions in outstanding debt can increase the value of each share of the company). Under normal market conditions, the Worldwide High Dividend Yield Value Fund invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund may also (but is not required to) invest in debt instruments. As with any long-term investment, the value of the Worldwide High Dividend Yield Value Fund’s shares when sold may be higher or lower than when purchased. Dividends are not guaranteed, and a company that is currently paying dividends may reduce or cease paying dividends at any time.

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RISKS OF THE FUNDS

Each Fund’s principal investment strategies are described in the “Principal Investment Strategies” section of the Funds’ Prospectus. The following are some of the risk factors associated with the Funds’ principal investment strategies and with other investment techniques that may be used by the Funds in seeking to achieve their investment objectives. For the Funds’ actual investments in the types of investments associated with the risks described below, please consult the Funds’ most recent Annual or Semi-Annual Report.

The Funds cannot guarantee a gain or eliminate the risk of loss. There is no assurance that a Fund’s objectives will be achieved.

Value Investing. Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase.

The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Foreign Securities. Investors should recognize that investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect each Fund’s performance. The risks associated with foreign securities are more pronounced in emerging markets.

Foreign companies may be subject to different standards, practices and requirements with respect to accounting, auditing and financial reporting compared to domestic companies, and there may be less or less helpful publicly available information about a foreign company than about a domestic company. Some foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are relatively less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in some foreign bond markets is less than in the U.S. and volatility of price in such markets may be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid-ask spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid-ask spreads in the U.S. bond market.

In some foreign countries, there may be less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the U.S. It may be more difficult for the Funds’ agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and some foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions. Some foreign countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies or obtain judgments with respect to its investments. In addition, with respect to certain foreign countries, there is the possibility of seizure

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or confiscatory taxation, political or social instability, capital controls, nationalization of companies or industries or diplomatic developments which could affect U.S. investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In addition, the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the U.S. or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

These risks generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the issues associated with these risks through diversification and active professional management. In certain cases, depositary receipts are utilized to invest in a particular foreign security. Depositary receipts that are not sponsored by the issuer may be relatively less liquid and there may be less readily available public information about the issuer.

Investments in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of each Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund will incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Funds may also purchase foreign currencies in the form of bank deposits.

Because each of the Funds invests in foreign securities markets, changes in each Fund’s share price may have a low correlation with movements in the U.S. markets. Each Fund’s share price will reflect the movements of the different securities in which it is invested and, to the degree not hedged, the currencies in which the investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies will account for part of a Fund’s investment performance, although both the International Value Fund and the Value Fund seek to moderate currency risk through hedging activities. Foreign securities may be subject to foreign government taxes which could reduce the yield on such securities, although, if certain requirements are satisfied and subject to certain limitations, a shareholder of a Fund may be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see “Dividends, Distributions and Taxes”). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest for the most part in developed countries around the world, with some exposure to emerging markets, in an attempt to take advantage of appropriate opportunities wherever they may arise.

Market Risk. The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be more heavily weighted from time to time in one or more sectors or countries, which will increase the Funds’ exposure to risk of loss from adverse developments affecting those sectors or countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious

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illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance, accounting and auditing controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, governments in emerging markets countries may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such securities. In addition, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Emerging markets countries may have less established legal, accounting, auditing, and financial reporting systems than those in more developed markets, which may result in there being little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee certain issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging markets countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. Each Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Investing in Europe. Each Fund invests in European securities. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Securities of issuers that are located in, or have significant operations in or exposure to, member states of the European Union (the “EU”) are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets and a number of countries in the EU have experienced, and may continue to experience, volatility, severe economic and financial difficulties, and other adverse trends in recent years, increasing the risk of investing in the

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European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

In addition, certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro, pound sterling, and other currencies, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of a Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

As discussed in further detail below, the economic consequences of the January 31, 2020 departure of the United Kingdom from the EU may increase market volatility and may negatively affect the economies of the United Kingdom, EU countries, and the broader global economy. In particular, currency volatility may adversely affect the Fund performance and may make it more difficult, or more expensive, to implement appropriate currency hedging. Declines in the value of the pound sterling and/or the euro against other currencies, along with potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on Fund performance. If one or more other countries were to withdraw from the EU, or if any country were to abandon the euro, those actions would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Brexit Risk. On January 31, 2020, the United Kingdom officially withdrew from the EU, commonly referred to as “Brexit.” Following a transition period, the United Kingdom and the EU signed a Trade and

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Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets.

The United Kingdom’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the Funds.

Asia-Pacific Countries. In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

China Investments Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan;

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Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

The Renminbi (“RMB”) is not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Funds.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to

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capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.

Investing through Stock Connect. The Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through the Shanghai – Hong Kong Stock Connect program and the Shenzhen – Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Funds) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While a Fund may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

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Investments in Unseasoned Companies Risk. A Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which a Fund may invest may be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may be in the same industry, may have substantially greater financial resources than certain of the companies in which a Fund may invest.

Securities of Smaller and Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s judgment, such disposition is not desirable.

The process of selection and supervision by the Adviser does not, of course, guarantee successful investment results. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from governments by means of price controls, regulations or litigation.

Equity Securities. Each Fund invests in both domestic and foreign equity investments. Such investments may include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures and warrants), partnership interests, and depositary receipts for securities, among other

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equity investments. An investment in a Fund should be made with an understanding of the risks inherent in any investment in equity securities, including the risk that the financial condition of the issuers of each Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities held in the Fund’s portfolio and thus in the value of a Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer, which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations for as long as they remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund’s portfolio thus is expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation that are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Preferred stocks may pay cumulative dividends. Because the dividend rate is pre-established, and because preferred stocks are senior to common stocks, preferred stocks tend to have less possibility of capital appreciation. There are also other special risks associated with investing in preferred stocks, including deferral of distributions, subordination to securities senior in the issuer’s capital structure, limited voting rights, and special redemption rights that may be exercised by the issuer.

Depositary Receipts. In certain cases, the Funds also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and/or Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market, and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds’ investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Repurchase Agreements. The Funds may (but are not required to) enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-

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dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund’s custodian or in the Federal Reserve Book Entry system. In order to obtain the most favorable pricing, the Fund may enter into tri-party agreements among the Fund, its custodian and the repurchase agreement counterparty, usually an investment bank.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Investment Company Securities. Each Fund may invest in investment company securities, including money market funds. Each Fund currently invests in money market funds for cash management purposes. Investments in investment company securities are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Under Section 12(d)(1)(F) of the 1940 Act, the Funds may purchase up to 3% of the shares of any number of other mutual funds, under Rule 12d1-4 the Funds may obtain greater exposure subject to a variety of conditions, including entering into a fund of funds investment agreement, and under Rule 12d1-1, each Fund may invest an unlimited amount of its uninvested cash in a money market fund, so long as that investment is consistent with the Fund’s investment objectives and policies. When a Fund invests in shares of a mutual fund, the Fund’s shareholders indirectly bear the fees and expenses of the mutual fund in addition to the Fund’s own fees and expenses. To the extent a Fund invests in shares of a money market fund or in other investment companies generally, the Fund’s shareholders indirectly bear the expenses, liquidity risk, redemption fees, and other risks associated with the underlying holdings of the money market fund or other investment companies held by the Fund.

Illiquid Investments. Each Fund may invest no more than 15% of its net assets (measured at the time of purchase) in illiquid investments. An investment is considered illiquid if a Fund reasonably expects (taking into account, among other things, reasonably anticipated trade sizes) that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less, without the sale or disposition significantly changing the market value of the investment. Disposition of illiquid investments often takes more time than for more liquid investments, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which the investments have been valued by the Fund.

Fixed Income Obligations. Each Fund may invest without limitation in fixed income obligations including cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes, when the Adviser believes market conditions so warrant, and for liquidity or cash management purposes.

The Funds may also (but are not required to) invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Adviser believes the

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potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA, A or BBB by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“S&P”) or those of equivalent quality as determined by the Adviser, except to the extent described below under “High Yield Securities.”

In response to the economic instability following the outbreak of an infectious respiratory illness caused by COVID-19, as with other serious economic disruptions, governmental authorities and regulators enacted significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Although inflation levels have tempered over the course of 2023, recently inflation had risen to the highest levels seen in decades and the Federal Reserve has been consistently raising interest rates in an effort to combat inflation. The Funds may be subject to a greater risk of rising interest rates due to recent increases in interest rate levels and the possibility that such rates may continue to increase. The Funds may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by management. Moreover, during periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low. Additionally, certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets, such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend, which could further reduce the value of instruments with a negative yield.

High Yield Securities. Each Fund may (but is not required to) invest up to and including 15% of its total assets in fixed income securities rated lower than investment grade (i.e., rated below Baa by Moody’s, or below BBB by S&P) and in non-rated securities of equivalent credit quality in the Adviser’s judgment. Securities rated below BBB or Baa are typically referred to as “junk bonds” or “high yield securities” and have speculative characteristics. The Funds may invest in debt securities which are rated as low as C by Moody’s or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. High yield securities or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be relatively less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such securities, the greater these risks. See Appendix A to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

The prices of high yield securities are likely to be more sensitive to interest rate changes than higher-rated investments and more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by one of the Funds defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or payment-in-kind securities, their market prices are likely to be affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds’ portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because less reliable and objective data is available.

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To the extent any Fund invests in high yield securities, the Adviser would rely not only on ratings issued by established credit rating agencies, but also on its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Zero Coupon and Structured Securities. The Funds may (but are not required to) invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

Convertible Securities. The Funds may (but are not required to) invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities. The Funds may also (but are not required to) invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of

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the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of a Fund’s investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivatives, Currency and Related Transactions. The Funds may (but are generally not required to) utilize various investment strategies as described below to hedge various market risks (such as interest rate fluctuation, currency exchange rate fluctuations, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into swaps, caps, floors or collars, and/or enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of a Fund’s liquidation value will be committed to initial margin or premiums on instruments regulated by the Commodity Futures Trading Commission (“CFTC”) in Strategic Transactions entered into for non-hedging purposes and the notional amount of instruments regulated by the CFTC will not exceed a Fund’s net assets. The Adviser, with respect to the Company and the Funds, has claimed exclusion from the definition of the term “commodity pool operator” (“CPO”) adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets, and expects to continue to claim this exclusion with respect to the Company and the Funds going forward. Therefore, the Adviser is not subject to CPO registration and regulation under the Commodity Exchange Act and expects that it will continue to qualify for exclusion under amendments to the CPO rules adopted by the CFTC. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund’s ability to benefit from these Strategic Transactions may depend in part on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Each Fund intends to comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes, and not for speculative purposes.

Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the

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value of a hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Currency Transactions. The Funds may engage (and the International Value Fund and Value Fund do engage) in currency transactions with counterparties in order to hedge all or a portion of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. (As noted above, the International Value Fund and Value Fund generally seek to hedge back to the U.S. dollar their perceived foreign currency exposure where practicable, while the International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund generally do not hedge their foreign currency exposure.) Currency transactions may include forward currency contracts (and the International Value Fund and the Value Fund do engage in forward currency contracts), exchange listed currency futures, exchange listed and OTC options on currencies, options on currency futures, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below (see “Swaps, Caps, Floors and Collars”). The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Funds may also (but are not required to) cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also (but are not required to) engage in proxy hedging. Proxy hedging can be used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the euro, and a Fund holds securities denominated in Hong Kong dollars, the Adviser may cause the Fund to enter into a contract to sell euros and buy U.S. dollars. There is a risk that the perceived linkage between two currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging.

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Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to a country’s economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.

Certain currency transactions are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain such an open derivative position, and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency of the broker or counterparty with whom the Fund has such an open derivatives position. Certain forward currency exchange contracts and other currency transactions are not exchange-traded or cleared. The market in such forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of the currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

Because perfect correlation between a futures position and a portfolio position that is intended to be protected (to the extent of its perceived foreign currency exposure) is impossible to achieve, the desired protection may not be obtained. In addition, the Adviser may be wrong in its assessment of a Fund’s exposure to one or more foreign currencies.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange-traded or “listed” options and over-the-counter options (“OTC options”). Listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion

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below regarding listed options uses the OCC as an example, but is also applicable to other financial intermediaries.

Each Fund’s ability to close out its position as a purchaser or seller of an OCC or listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, in many cases there may be no central clearing or guaranty function for an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”).

If a Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund’s income. The sale of put options can also provide income.

All calls sold by the Funds must be “covered” (i.e., the Fund must own the securities or futures contract subject to the calls). Even though a Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Futures. The Funds may (but are not required to) enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described

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below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC, and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

None of the Funds will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon that are non-hedging positions would exceed 5% of that Fund’s liquidation value; however, in the case of a non-hedging option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Options on Securities Indices and Other Financial Indices. The Funds also may (but are not required to) purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may (but are not required to) enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. To the extent the Funds enter into these transactions, the Funds expect to do so primarily to preserve a return or spread on a particular investment or portion of their respective portfolios, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on

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the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result of the financial regulatory reform of the swap market in recent years, a large number of banks and investment banking firms acting both as principals and as agents utilize standardized swap documentation and trade execution venues for “plain vanilla” products. As a result, the market for plain vanilla instruments is relatively liquid. Caps, floors and collars are more bespoke innovations for which less liquidity exists.

Short Sales. Each Fund may (but is not required to) make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may (but is not required to) enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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LIBOR Risks. The Funds may (but are not required to) make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR and, as of the date of this SAI, no U.S. dollar LIBOR settings are being published and are no longer representative. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have planned for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate.

As an alternative to LIBOR, the Financial Reporting Council, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions recommended replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and any of the Funds’ existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates. On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. The elimination of LIBOR and any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market value of and/or transferability of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Funds or on the Funds’ overall financial condition or results of operations.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Moreover, these alternative rate-setting provisions may not be designed for regular use in an environment where LIBOR ceases to be published, and may be an ineffective fallback following the discontinuation of LIBOR.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) delays in a Fund’s ability to act upon

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economic events occurring in foreign markets during non-business hours in the U.S.; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (iv) lower trading volume and liquidity.

Regulation of Certain Options, Currency Transactions, and Other Derivative Transactions as Swaps or Security-Based Swaps. The Dodd-Frank Act has made broad changes to the derivatives market, granted significant new authority to the CFTC and the SEC to regulate derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

Derivatives Transactions Subject to Rule 18f-4. Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by a Fund. Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

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Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Funds expect to continue to qualify for the Limited Derivatives User Exception under Rule 18f-4.

Pursuant to Rule 18f-4, if a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Borrowing. Each Fund may borrow to the extent permitted under the 1940 Act, including up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions or pursuant to a line of credit, a Fund will not purchase any security when any borrowings are outstanding.

The Funds’ borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement, as amended to date, with The Bank of New York Mellon (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays its pro rata share of the commitment fee on the unused portion of the Facility, as well as interest at an agreed-upon, variable rate with respect to amounts borrowed under the Facility. The Facility has a 364-day term and is currently in effect through March 20, 2024.

The Credit Agreement contains provisions customarily found in credit agreements for similar financings for similarly situated borrowers, including the ability to borrow, repay and reborrow loans on a revolving basis. In addition, the Credit Agreement would automatically terminate if a distribution or other restricted payment is made at a time that borrowings are outstanding and an event of default exists.

The Credit Agreement also contains customary covenants that, among other things, limit each Fund’s ability to incur additional debt, incur certain types of liens, change certain of its investment policies, and engage in certain transactions, including mergers and consolidations. Each Fund’s ability to borrow under the Facility is also subject to the limitations of the 1940 Act and various other conditions.

The Company may amend the Facility or enter into one or more alternative or additional credit facilities in the future. There can be no assurance that the Company will enter into an agreement for any new or amended credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply.

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Loans of Portfolio Securities. Each Fund may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive all or a portion of the interest or dividends paid on the loaned securities or a negotiated payment; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

Collateral will consist of U.S. government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Market Disruption and Geopolitical Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect a Fund including by making valuation of some of a Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in a Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and a Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, a Fund could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and its approach to monetary policy and “quantitative tightening” along with such policies’ consequent impact on interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, inflation, rising interest rates and/or a return to unfavorable economic conditions could impair a Fund’s ability to achieve its investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, the impact on inflation and increased disruption to supply chains and energy resources may impact a Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in

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the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset values. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials and other individuals in Russia and Belarus. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on a Fund. The Funds have no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond a Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on companies in which a Fund invests. Such consequences also may increase such companies’ funding costs or limit their access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on our performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on a Fund.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect a Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in a Fund’s holdings. Moreover, such market conditions may adversely affect cash and cash equivalents held by the Funds for cash management or defensive purposes (including money market funds). Exchanges and securities markets may also close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Interest Rates. General interest rate fluctuations may have a substantial negative impact on a Fund’s investments, the value of a Fund and a Fund’s rate of return. A reduction in the interest or dividend rates on new investments relative to interest or dividend rates on current investments could also have an adverse impact on a Fund’s net investment income. An increase in interest rates could decrease the value of any investments held by a Fund that earn fixed interest or dividend rates, including debt securities, convertible securities, preferred stocks, loans and high-yield bonds, and also could increase interest or dividend expenses, thereby decreasing net income. Interest rates have risen over the past year and the chance that they will continue to rise is pronounced.

Recently, central banks such as the Federal Reserve Bank have been increasing interest rates in an effort to slow the rate of inflation. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact a Fund and the investments held by a Fund. These impacts may include:

•	severe declines in a Fund’s net asset values;

•	inability of a Fund to accurately or reliably value its portfolios;

•	inability of a Fund to pay any dividends or distributions;

•	inability of a Fund to maintain its status as a RIC under the Code;

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•	declines in the value of a Fund’s investments;

•	increased risk of default or bankruptcy by the companies in which a Fund invests;

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increased risk of companies in which a Fund invests being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern; and

•	limited availability of new investment opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Although inflation levels have tempered over the course of 2023, recently inflation had increased to its highest level in decades, and the Federal Reserve has been raising the federal funds rate in response. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of a Fund’s shares and dividends may decline. In addition, during any periods of rising inflation, interest rates of any debt securities held by a Fund would likely increase, which would tend to further reduce returns to shareholders. This risk is greater for fixed-income instruments with longer maturities.

Regulation and Government Intervention Risk. Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the U.S. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to rejoin the Paris climate accord of 2015 and incentivize certain clean energy technologies, cancel the Keystone XL pipeline, provide military support to Ukraine, and change immigration enforcement priorities. Other potential changes that could be pursued by the current presidential administration could include an increase in the corporate income tax rate; changes to regulatory enforcement priorities; and spending on clean energy and infrastructure. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the U.S. The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on a Fund and its ability to achieve its respective investment objectives.

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have a material adverse effect on a Fund’s net asset value.

The rules dealing with the U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. For example, the Tax Cuts and Jobs Act made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of legislative changes is uncertain, both in terms of the direct effect on the taxation of an

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investment in a Fund’s shares and their indirect effect on the value of a Fund’s assets, Fund shares or market conditions generally.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the mutual fund industry in general. The SEC’s rapid pace of rulemaking has resulted in many different final and proposed regulations that could, among other things, restrict a Fund’s ability to engage in transactions, impact flows into a Fund, fundamentally impact the mechanisms for purchases and redemptions of Fund shares and/or increase overall expenses of a Fund. These rulemakings cover topics such as the scope, design and delivery of annual and semiannual shareholder reports and related financial data, proposed revisions to the rule under the 1940 Act governing the Funds’ liquidity risk management programs, a proposed requirement to implement “swing” pricing for certain redemptions and proposals in the areas of privacy and cybersecurity.

The Funds may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on a Fund and its ability to achieve its investment objective.

U.S. and Global Capital Markets Systemic Risk. Issuers, national and regional banks, financial institutions and other participants in the U.S. and global capital markets are closely interrelated as a result of credit, trading, clearing, technology and other relationships. A significant adverse development (such as a bank run, insolvency, bankruptcy or default) with one or more national or regional banks, financial institutions or other participants in the financial or capital markets may spread to others and lead to significant concentrated or market-wide problems (such as defaults, liquidity problems, impairment charges, additional bank runs and/or losses) for other participants in these markets. Future developments, including actions taken by the U.S. Department of Treasury, FDIC, Federal Reserve Board, and systemic risk in the U.S. and global banking sectors and broader economies in general, are difficult to assess and quantify, and the form and magnitude of such developments or other actions of the U.S. Department of Treasury, FDIC and Federal Reserve Board may remain unknown for significant periods of time and could have an adverse effect on the Funds.

For example, in response to the rapidly declining financial condition of regional banks Silicon Valley Bank (“SVB”) and Signature Bank (“Signature”), the California Department of Financial Protection and Innovation (the “CDFPI”) and the New York State Department of Financial Services (the “NYSDFS”) closed SVB and Signature on March 10, 2023 and March 12, 2023, respectively, and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver for SVB and Signature. Similarly, on May 1, 2023 the FDIC announced that the CDFPI had closed First Republic Bank, the FDIC had seized its assets and JP Morgan Chase had agreed to purchase First Republic’s assets at auction. Although the U.S. Department of the Treasury, the Federal Reserve and the FDIC have taken measures to stabilize the financial system, uncertainty and liquidity concerns in the broader financial services industry remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, the Funds cannot make any assurances regarding the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. The current situation related to SVB and Signature could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could results in increased costs and require significant attention from the Adviser.

Special Risks Related to Cybersecurity. The Funds and their service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or

27

sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a Fund’s investment adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value per share (“NAV”), impediments to trading, the inability of Fund investors to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security policies, plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. A Fund and its investors could be negatively impacted as a result.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Fund’s ability to plan for or respond to a cyber attack. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Funds or their service providers. Like other funds and business enterprises, the Funds and their service providers are subject to the risk of cyber incidents occurring from time to time.

ESG Integration and ESG Consideration Risk. Given the nature of the Adviser’s bottom-up, stock-by-stock research process, environmental, social and/or governance (“ESG”) factors (such as, for example, environmental impacts, the fair treatment of employees, corporate governance and capital allocation practices, management malfeasance, product safety, board composition and independence, and voting rights) are often among the factors the Adviser examines when trying to assess the intrinsic value and future prospects of a potential investment. While the Adviser does not use ESG factors in its initial value screen of companies, and does not maintain a list of companies that are automatically included or excluded from consideration due to ESG factors, it does generally seek to evaluate material ESG risks, opportunities and trends that are identified as part of its broader investment evaluation process, just as it does for a variety of other qualitative factors that could impact its analysis of a company’s intrinsic value. (In this regard, a “material” ESG risk is one that, in the Adviser’s assessment, could compromise the Adviser’s estimate of the long-term value of the company under consideration.) The Adviser’s identification and evaluation of ESG risks, opportunities and/or trends is based primarily on proprietary research, although information from a variety of third party sources may also be considered.

ESG factors are generally no more significant than other factors in the Adviser’s investment process, and the identification of a material ESG risk, opportunity or trend will not necessarily be determinative in the Adviser’s decision to buy, sell or hold a company’s securities, particularly if the company has taken meaningful action to mitigate the Adviser’s concerns, or is trading at a valuation that, in the Adviser’s view, appropriately reflects such concerns. The Adviser’s primary objective remains to serve shareholders’ best interests by producing long-term growth of capital through building a portfolio of securities that it believes are undervalued, and the Adviser believes that an evaluation of material ESG factors that are identified is one component of this process.

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Conflicts of Interest. Tweedy, Browne faces actual and potential conflicts in managing the Funds. Tweedy, Browne serves as investment adviser to a variety of clients, including registered investment companies, offshore funds, private funds and separate accounts. Many of these accounts have similar investment policies and compete for the same portfolio investments. Tweedy, Browne receives different amounts and types of compensation from certain of these accounts, and has received and may receive, in certain instances, performance-based compensation. Many of these accounts pay higher investment advisory fees to Tweedy, Browne than those paid by the Funds, but, unlike the Funds, do not pay advisory fees on uninvested cash. In addition, Tweedy, Browne encourages investment personnel to align their interests with those of its clients by investing directly in pooled investment vehicles (including the Funds) managed by Tweedy, Browne, and permits Tweedy, Browne principals and employees to invest directly in portfolio companies in which the Funds invest. Tweedy, Browne principals and employees have substantial holdings in some pooled investment vehicles advised by it. All of these circumstances can create conflicts of interest in the selection and timing of investments for accounts and the allocation of securities purchased or sold across accounts. Tweedy, Browne has adopted allocation procedures that are designed to seek to treat all accounts fairly over time. Tweedy, Browne and the Funds also maintain a Code of Ethics, which contains personal trading policies and procedures that are designed to seek to minimize conflicts of interest and avoid harm to clients. These policies and procedures allow Tweedy, Browne principals and employees, subject to the preclearance requirements outlined in the Code of Ethics, to invest alongside and at the same time as clients may be investing or considering investing, in circumstances where Tweedy, Browne believes that such transactions are unlikely to disadvantage clients, including circumstances where the trading of principals and employees are viewed, in the aggregate, as de minimis in relation to the trading volume of a security.

For certain separate account clients, Tweedy, Browne may in its discretion aggregate related accounts (for example, accounts of the same family or institutional group) for determining breakpoints and resulting fees. Under certain circumstances at the discretion of Tweedy, Browne, assets in the Funds may be considered invested equity solely for the purpose of aggregating accounts to determine whether a client has met an applicable breakpoint with respect to the client’s separately managed account. Fund fees are the same for all investors in a Fund, and thus assets invested in the Funds do not benefit from any such reduction in fees resulting from the aggregated value of all related accounts. This could create a conflict of interest for any third-party investment advisers and/or third-party broker dealers who oversee such client accounts. It is the responsibility of such third-party investment advisers and/or third-party broker dealers to make investments in the interests of their clients and to allocate investment opportunities among eligible clients consistent with their respective standards of conduct. Tweedy, Browne does not have the information necessary to determine, nor is it responsible for ensuring, that such obligations are satisfied for accounts whose assets are aggregated for purposes of determining breakpoints and resulting fees.

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund at net asset value up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a fund’s or ReFlow’s discretion. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchases by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. While ReFlow holds a Fund’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in the Funds by ReFlow are not subject to investment minimums otherwise applicable to purchases of each Fund’s share classes or to the Funds’ “Excessive Short-Term Trading” policies described in the Prospectus.

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In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. When ReFlow redeems all or part of a position in a Fund, the Fund may pay all or a portion of such redemption in kind in accordance with the Fund’s in-kind redemption policies described under “Redemptions in Kind” in the Prospectus. The Funds expect that in-kind redemptions will comprise all or a significant portion of redemptions paid to ReFlow. Each Fund’s participation in the ReFlow program will be reviewed periodically by the Board of Directors.

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INVESTMENT RESTRICTIONS

The policies set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this SAI, a “majority of the outstanding voting securities of a Fund” means the lesser of (1) 67% or more of the voting securities of such Fund present at a meeting of Fund shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, none of the Funds may:

1.

borrow money, except to obtain liquid securities for use in connection with Strategic Transactions (as defined under “Derivatives, Currency and Related Transactions” on page 15) conducted by the Fund in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

2.

purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

3.	act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

4.	make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

5.

issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

6.	purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

7.

with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies.

In addition, the Board has adopted the following policy (among others) which may be changed without a shareholder vote: none of the Funds may invest more than 15% of its net assets (measured at the time of purchase) in illiquid investments. An investment is considered to be illiquid if a Fund reasonably expects (taking into account, among other things, reasonably anticipated trade sizes) that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less, without the sale or disposition significantly changing the market value of the investment.

If a Fund holds more than 15% of its net assets in illiquid investments that are assets, the Adviser, as the administrator of the Company’s Liquidity Risk Management Program, shall make a report of such an occurrence to the Board and the SEC within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the amount of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the

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Board, including a majority of the Independent Directors (as defined below), shall assess whether the Fund’s plans to bring its illiquid investments that are assets to or below 15% of its net assets continues to be in the best interest of the Fund.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds’ assets will not be considered a violation of the restriction.

Share Certificates

Certificates will not be issued to indicate ownership in the Funds.

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MANAGEMENT OF THE COMPANY AND THE FUNDS

Information about Directors and Officers

Information pertaining to the Directors and officers of the Company is set forth below. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Funds’ shareholders. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Board Structure and Leadership

Effective December 6, 2022, the Board is composed of ten Directors, a majority of whom are not “interested persons” of the Company (as that term is defined by the 1940 Act and the rules thereunder) (“Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Company and to oversee the Company’s activities, including its investment performance, compliance program and risks associated with its activities.

Robert Q. Wyckoff, Jr., a Managing Director of the Adviser, and therefore an “interested person” of the Company, serves as Chairman of the Board. The Board has appointed Mr. Richard Salomon, Independent Director and former Chairman of the Audit Committee, as lead Independent Director of the Company. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with officers, counsel and other Directors on matters that may arise between regular Board meetings. Designation as lead Independent Director does not imply that the lead Independent Director is subject to a standard greater than or different from other Directors. At the January 10, 2023 Special Meeting, the Independent Directors appointed Ms. Jeannine G. Caruso to serve as the Chair of the Audit Committee.

The Board has established one standing committee, the Audit Committee, to facilitate the Board’s oversight of the management of the Company. The scope of the Committee’s responsibilities is discussed in greater detail below. The Board believes that its leadership and governance structure is appropriate because it allows all of the Independent Directors to exercise independent judgment while benefitting from the insight and experience of the Adviser. The Independent Directors, as part of their annual self-evaluation process, review: (1) the Audit Committee Charter; and (2) the structure of the Board and its committees. The Independent Directors believe that the Fund’s Board and committee structure is appropriate given the characteristics and circumstances of the Company and its business activities.

Risk Oversight Function

Risk management on a day-to-day basis is primarily performed by the Adviser and other service providers to the Company. However, the Board and its Audit Committee actively perform a risk oversight function for the Company. The Board exercises this risk oversight function during regular Board and committee meetings with the Company’s senior officers and key service providers. The Chief Compliance Officer regularly meets with the Board to discuss issues related to compliance, and reports on tests of the compliance procedures of the Company and its service providers. The Treasurer, along with representatives of the Adviser, including portfolio management personnel, and other key service providers regularly meet with the Board to discuss, among other things, investment, business, liquidity and operational risks that may impact the Company. The Adviser, as the administrator of the Funds’ liquidity risk management program, provides the Board with a written report on an annual basis that addresses the operation, adequacy and effectiveness of the program. The Board also receives periodic reports from the Adviser regarding the valuation of Fund portfolio holdings. The Audit Committee meets with and receives reports from the Company’s independent registered public accounting firm (the “independent auditors”) to discuss internal controls and financial reporting matters. In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Company’s activities. In addition, the Company benefits from processes and procedures adopted by Tweedy, Browne and the Company’s other service providers to identify, assess and manage risks that may impact the Company.

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Qualifications of the Directors

The tables below identify the Directors and officers of the Company.

INDEPENDENT DIRECTORS

Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Paul F. Balser Age: 81 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since 2001; Partner, Generation Partners (private equity investments) from 1995 to 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since 2015.	4	None

Jeannine G. Caruso Age: 60 Director	Since 2020	Managing Partner, Arroyo Partners LLC (consulting firm) since 2022; Partner, New Providence Asset Management from 2014 – 2021; Chief Investment Officer and Director of Investments, The Dyson Foundation from 2006 – 2014.	4	None

Robert C. Elliott Age: 77 Director	Since 2016	Vice Chairman, 2014-2017 and Director, 2011 to present, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 64 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from 1989 to 2015; Senior Advisor from 2015 to 2017, Royce & Associates, LP (investment adviser) (retired since January 2018).	4	None

John C. Hover II Age: 80 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	None

Thomas W. Oakley Age: 45 Director	Since 2022	Chief of Alumni Affairs, United States Military Academy (since July 2022); Assistant Professor, United States Military Academy (July 2018-July 2022)	4	None

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Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Richard B. Salomon Age: 75 Director	Since 1996	Former attorney, Cozen O’Connor (law firm) (retired since 2019).	4	None

[1]	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place Stamford, CT 06902.

[2]	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

INTERESTED DIRECTORS[1]
Name, Address,[2] Age and Position(s) with Company	Term of Office[3] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jay Hill Age: 48 Director	Director since 2022	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	None

Thomas H. Shrager Age: 66 President and Director	President since 2009; Director since 2008	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	Chairman and Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

Robert Q. Wyckoff, Jr. Age: 70 Chairman, Vice President and Director	Chairman and Vice President since 2016; Director since 2015	Managing Director, Member of the Management Committee, and Member of the Investment Committee, Tweedy, Browne Company LLC	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

[1]

Jay Hill, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

[2]	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.

[3]

Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death. Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

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OFFICERS WHO ARE NOT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years
Roger R. de Bree Age: 60 Treasurer	Since 2016	Managing Director (since 2020), member of the Investment Committee (since 2013), and Research Analyst (2000 to 2013), Tweedy, Browne Company LLC

Elise M. Dolan Age: 47 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013 to 2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002 to 2013)

Jason J. Minard Age: 53 Vice President	Since 2022	Managing Director (since 2021) and Executive Vice President (2013 to 2020), Tweedy, Browne Company LLC

Patricia A. Rogers Age: 57 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC

John D. Spears Age: 74 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC

[1]	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.

[2]	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

The Board has determined that each of the Directors is qualified to serve as a Director of the Company, based on a review of the experience, qualifications, attributes and skills of each Director, including those listed in the table above and those discussed below. The Board has also considered the diversity of the Directors’ backgrounds when determining whether each Director is qualified to serve as a Director of the Company. In making its determination, the Board has taken into account each Director’s commitment to the Board and participation in Board and Committee meetings throughout his or her tenure on the Board. These qualifications support the conclusion that each individual is qualified to serve as a Director.

The Directors collectively have significant records of experience and accomplishment in business, non-profit organizations, academia, law, accounting and other professions. The following is a summary of qualifications, experiences and skills of each Director in addition to the principal occupation(s) during the past five years noted in the table above.

Mr. Balser has prior financial and management experience investing and managing private equity fund assets. Mr. Balser has also served on boards of directors of a number of various public and private companies. He has experience as a Director of the Company since 2000.

Ms. Caruso has prior financial and management experience in serving as a Chief Investment Officer at a private foundation and as an Analyst in the corporate finance department at an investment banking and trading

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firm. She also has prior experience as a Manager in the Mergers & Acquisitions department at a private equity firm, where she served on the boards of directors and as an executive officer of certain of the firm’s portfolio companies. Ms. Caruso also serves on the investment committees of a charitable trust and a non-profit organization. She has experience as a Director of the Company since October 2020 and Chair of the Audit Committee since January 2023.

Mr. Elliott has prior operational and management experience serving as Senior Managing Director of a private wealth management and investment advisory company. He also has management experience serving as a trustee for non-profit and charitable organizations. He has more than forty years’ experience in the financial services industry, serving in various leadership positions. Mr. Elliott has experience as a Director of the Company since January 2016.

Mr. Fockler has prior management experience serving as Vice President of a registered mutual fund family. He also has operational experience as Managing Director of that fund’s investment adviser. Mr. Fockler has more than thirty years of extensive experience in the financial services industry. Mr. Fockler has experience as a Director of the Company since January 2016.

Mr. Hill has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has valuable experience serving in various roles with other firms in the financial services industry. Mr. Hill has served as a Managing Director of Tweedy, Browne since January 2021. He is a Director of the Company effective August 1, 2022.

Mr. Hover has prior financial and operational experience with a company focusing on private banking and wealth management. He also has management experience as a trustee for a number of non-profit and charitable organizations. He has extensive experience as a Director of the Company since 2003.

Mr. Oakley has years of legal and leadership experience while serving as a Judge Advocate and Officer in the United States Army. These experiences include service as a legal advisor during combat operations, an assignment as senior defense counsel to an office serving over 30,000 soldiers, and service as a law professor at the International Institute of Humanitarian Law and at West Point. Retired from active service, Mr. Oakley serves as the Chief of Alumni Affairs at the United States Military Academy, in which he oversees alumni relations and provides financial management oversight of gift funds in support of Academy needs.

Mr. Salomon has prior legal and management experience as Of Counsel, and former Member, of a prominent national law firm. He also has management experience as a member of the board of numerous other public and nonprofit boards. Mr. Salomon has experience with the Company as lead Independent Director and as a Director of the Company since 1996. He served as the Chairman of the Audit Committee until January 2023.

Mr. Shrager has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has valuable experience serving in various roles with other firms in the financial services industry. Mr. Shrager has served as President of the Company since July 2009 and has experience as a Director of the Company since 2008.

Mr. Wyckoff has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has relevant experience serving in a number of positions with other firms in the financial services industry. Mr. Wyckoff has served as Chairman of the Board of the Company since 2016. He also served as Treasurer of the Company from July 2002 to March 2016. Mr. Wyckoff has experience as a Director of the Company since 2015.

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Standing Committees

The Board has established an Audit Committee consisting of seven members, including a Chair of the Audit Committee. The Audit Committee members are Ms. Caruso (Chair) and Messrs. Balser, Elliott, Fockler, Hover, Oakley and Salomon, each an Independent Director of the Company. The Board has determined that Ms. Caruso and Mr. Balser are each an Audit Committee Financial Expert and are independent for the purpose of the definition of audit committee financial expert as applicable to the Company. The functions performed by the Audit Committee include: (1) overseeing the quality, objectivity and integrity of the Company’s financial reporting process and financial statements and the independent audit and review thereof; (2) reviewing and evaluating any issues raised by the independent auditors; (3) acting as a liaison between the Company’s independent auditors and the full Board of Directors; and (4) considering and advising the Board whether any member is an “audit committee financial expert” as defined by applicable regulations of the SEC, and aiding the Board regarding designation of appropriate members as such. The Audit Committee held two meetings during the fiscal year ended March 31, 2023.

Directors’ Ownership of the Funds

Set forth in the table below is the dollar range of equity securities beneficially owned by each Director in each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen by each Director within the Company’s family of investment companies as of December 31, 2022.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Paul F. Balser	International Value Fund – over $100,000 International Value Fund II – None Value Fund – None Worldwide High Dividend Yield Value Fund – None	over $100,000

Jeannine G. Caruso	International Value Fund – over $100,000 International Value Fund II – None Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – None	over $100,000

Robert C. Elliott	International Value Fund – over $100,000 International Value Fund II – None Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – None	over $100,000

Jack E. Fockler	International Value Fund – over $100,000 International Value Fund II – None Value Fund – None Worldwide High Dividend Yield Value Fund – None	over $100,000

Jay Hill	International Value Fund – over $100,000 International Value Fund II – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

John C. Hover II	International Value Fund – over $100,000 International Value Fund II – over $100,000 Value Fund – None Worldwide High Dividend Yield Value Fund – None	over $100,000

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Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies

Thomas W. Oakley[1]	International Value Fund – $10,001 – $50,000 International Value Fund II – None Value Fund – None Worldwide High Dividend Yield Value Fund – None	$10,001 – $50,000

Richard B. Salomon	International Value Fund – over $100,000 International Value Fund II – over $100,000 Value Fund – None Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

Thomas H. Shrager	International Value Fund – over $100,000 International Value Fund II – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

Robert Q. Wyckoff, Jr.	International Value Fund – over $100,000 International Value Fund II – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

[1]	Mr. Oakley began serving as a Director effective December 6, 2022.

The Independent Directors receive from the Company an annual fee of $135,000 paid in quarterly increments of $33,750, plus reimbursement for out-of-pocket expenses incurred for service as a Director. The lead Independent Director receives additional compensation of $27,000 per annum, paid in quarterly increments of $6,750. The Chair of the Audit Committee receives additional compensation of $10,000 per annum, paid in quarterly increments of $2,500. These amounts are allocated pro-rata based on relative average net assets of the Funds. No officer or employee of the Adviser or any affiliate thereof receives any compensation from the Company for serving as a Director or officer of the Company.

The table below shows the total fees that were paid to each of the Independent Directors during the fiscal year ended March 31, 2023. No executive officer or person affiliated with the Funds, other than the Independent Directors, received compensation from the Funds.

Name of Independent Director	Aggregate Compensation Received from the Company	Pension or Retirement Benefits Accrued (as part of Fund expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Paul F. Balser	$135,000	None	None	$135,000
Jeannine G. Caruso*	$137,500	None	None	$137,500
Robert C. Elliott	$135,000	None	None	$135,000
Jack E. Fockler	$135,000	None	None	$135,000
John C. Hover II	$135,000	None	None	$135,000
Thomas W. Oakley**	$33,750	None	None	$33,750
Richard B. Salomon***	$162,000	None	None	$162,000

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*	Ms. Caruso began serving as the Chair of the Audit Committee effective January 10, 2023 and receives additional compensation of $10,000 per annum, paid in quarterly increments of $2,500.

**	Mr. Oakley began serving as a Director effective December 6, 2022.

***	Mr. Salomon, as the lead Independent Director, receives additional compensation of $27,000 per annum paid in quarterly installments of $6,750.

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INVESTMENT ADVISORY AND OTHER SERVICES

Structure of the Funds

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company organized as a Maryland corporation on January 28, 1993. Each Fund is a diversified series of the Company.

The authorized capital stock of the Company consists of 2.0 billion shares with $0.0001 par value, 600 million shares of which are allocated to the International Value Fund, 600 million shares of which are allocated to the International Value Fund II – Currency Unhedged, 400 million shares of which are allocated to the Value Fund and 400 million shares of which are allocated to the Worldwide High Dividend Yield Value Fund. Each share of a series has equal rights with each other share of that series as to voting for Directors, redemption, dividends, liquidation and all other matters on which shareholders are entitled to vote. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Company is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. If the Company is required to hold a meeting of shareholders to elect Directors pursuant to Section 2-501(b)(1) of Maryland General Corporation Law, such meeting shall be designated the annual meeting of shareholders for that year. Special meetings may also be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

The Directors have the authority to issue additional classes and series of shares of stock and to designate the relative rights and preferences as between the different classes and series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board.

Maryland corporate law provides that a Director of the Company will not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director will be fully protected in relying in good faith upon the records, opinions or reports made to the Company by persons reasonably believed by the Director to be qualified to provide such information, opinions or reports. The By-Laws provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Company, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability or expense to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Code of Ethics

The Company and Tweedy, Browne, as investment adviser, have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in mutual funds and other securities, including securities that may be purchased or held by the Company. In addition, AMG Distributors, Inc., as principal underwriter, has adopted a Code of Ethics under Rule 17j-1 (the “AMG Code of Ethics”). The AMG Code of Ethics, which generally permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, contains procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2023, the following entities/individuals owned of record or were known by the Company to have beneficially owned 5% or more of the outstanding shares of the relevant Fund:

Fund Name	Name and Address	Percent of Total Shares Outstanding
TWEEDY, BROWNE INTERNATIONAL VALUE FUND	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	27.25%

	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	16.70%

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	18.10%

	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	13.13%

	MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	11.53%

	MLPF & S (FBO) ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE, FL 32246-6484	8.94%

TWEEDY, BROWNE VALUE FUND	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	31.33%

	JOHN D. SPEARS C/O TWEEDY, BROWNE COMPANY LLC ONE STATION PLACE STAMFORD, CT 06902	13.90%

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Fund Name	Name and Address	Percent of Total Shares Outstanding

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND	JEREMY J FLUG DENVER, CO 80202-5649	17.71%

	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	12.05%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	10.51%

	WILLIAM F ZUENDT AND DIANE E ZUENDT TRST ZUENDT FAMILY TRUST MILL VALLEY, CA 94941-1018	8.98%

	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	6.16%

As of June 30, 2023, the Directors and officers of the Company as a group owned (a) 1.41% of the outstanding shares of the International Value Fund, (b) 1.10% of the outstanding shares of the International Value Fund II – Currency Unhedged, (c) 14.69% of the outstanding shares of the Value Fund and (d) 8.31% of the outstanding shares of the Worldwide High Dividend Yield Value Fund.

Investment Adviser

Tweedy, Browne acts as investment adviser to each of the Funds. The Adviser is registered with the SEC as an investment adviser.

Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its eight Managing Directors, Roger de Bree, Andrew Ewert, Frank H. Hawrylak, Jay Hill, Jason Minard, Thomas H. Shrager, John D. Spears and Robert Q. Wyckoff, Jr.; certain other employees of Tweedy, Browne; and Affiliated Managers Group, Inc. (“AMG”), which, through a wholly-owned subsidiary, owns a majority interest in Tweedy, Browne. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of Jay Hill, Thomas Shrager, John Spears and Robert Wyckoff, has overall responsibility for the conduct of the firm’s affairs. The members of the Management Committee, along with Roger R. de Bree, Andrew Ewert and Frank H. Hawrylak, act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. William H. Browne, who was a member of Tweedy, Browne’s Management and Investment Committees through December 31, 2020, has assumed the role of Senior Advisor to the Investment Committee. Neither AMG nor its subsidiaries manage the day-to-day operations of, nor participate in, the investment process at Tweedy, Browne.

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The Adviser renders services to the Funds pursuant to separate Investment Advisory Agreements (the “Agreements”) dated as of May 29, 1998, as amended as of October 15, 2017, in the case of the International Value Fund; May 29, 1998, in the case of the Value Fund; September 16, 2009, in the case of the International Value Fund II – Currency Unhedged; and April 20, 2007, in the case of the Worldwide High Dividend Yield Value Fund. Each Agreement had an initial two-year term and thereafter remains in effect from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The Agreements for the Funds were most recently approved by the Directors, including a majority of the Directors who are not parties to such Agreements or interested persons of the Adviser or the Company, on May 23, 2023. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice, and automatically terminates in the event of its assignment.

Under each Agreement, the Adviser provides the Funds with continuing investment management for the Funds’ portfolios consistent with the Funds’ investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds’ assets shall be held uninvested, subject always to the provisions of the Company’s Articles of Incorporation and Amended and Restated By-Laws, the 1940 Act and the Code, and to the Funds’ investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Company may from time to time establish.

In addition to the foregoing contractual services, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds’ operations as open-end investment companies including, but not limited to: preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds’ transfer agent, pricing agents, custodians, accountants and others); administering the Funds’ Liquidity Risk Management Program; preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds’ federal, state and local tax returns; assisting in preparing and filing the Funds’ federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds’ books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; review of the Funds’ bills and oversight of the Funds’ bill payment process; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Board.

Subject to the ability of the Adviser, upon approval of the Board, to obtain reimbursement for the administrative time spent on the Funds’ operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation of all Directors, officers and employees of the Company affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers of the Company, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds’ office space and facilities. The Company pays Tweedy, Browne for certain non-advisory services performed by certain employees of the Adviser which consist of financial, tax and accounting reviews, reconciliations and related matters and compliance and shareholder servicing assistance. For these services, the amount the Company pays Tweedy, Browne is currently $475,000 per year, allocated pro-rata based on the relative average net assets of the Funds. The agreement was most recently approved on December 6, 2022.

Under the Agreements, each Fund is responsible for all of its other expenses including organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation;

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the fees and expenses of the transfer agent; the costs of preparing share certificates or other expenses, including clerical expenses relating to the issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees of the Company who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Company may arrange to have third parties assume all or part of the expenses relating to the sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and for the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

For its investment advisory services rendered with respect to the International Value Fund, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund’s average daily net assets, and 0.75% on the remaining amount, if any, of the Fund’s average daily net assets. Effective May 22, 2020, the Adviser entered into a voluntary fee waiver agreement with the Fund pursuant to which the Adviser has agreed to waive fees otherwise payable by the Fund whenever the average daily net assets (“ADNA”) of the Fund exceed $6 billion. The Adviser will waive fees such that the advisory fee payable by the Fund to the Adviser will be 0.80% on ADNA over $6 billion and up to $7 billion, 0.70% on ADNA over $7 billion and up to $8 billion and 0.60% on ADNA over $8 billion. This arrangement will remain in place at least until July 31, 2024, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board of Directors of Tweedy, Browne Fund Inc. For its investment advisory services rendered with respect to each of the Value Fund, the International Value Fund II – Currency Unhedged, and the Worldwide High Dividend Yield Value Fund, Tweedy, Browne is entitled to receive investment advisory fees at an annual rate of 1.25% of the Fund’s average daily net assets. In accordance with each Fund’s Agreement, the fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid. The Adviser has formally requested and is receiving interim payments of the advisory fee from the Funds. With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, Tweedy, Browne has voluntarily agreed, through at least July 31, 2024, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the International Value Fund (for purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points).

Each Agreement also provides that the name “Tweedy, Browne Fund Inc.” and the name of the applicable Fund belong to the Adviser.

Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and members against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

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During the past three fiscal years, the International Value Fund, International Value II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund incurred investment advisory fees in the following amounts:

	Fiscal Year Ended March 31, 2023
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
International Value Fund	$72,772,877	(126,423)	N/A	$72,646,454
International Value Fund II – Currency Unhedged	$5,681,773	0	N/A	$5,681,773
Value Fund	$5,153,678	(27,647)	N/A	$5,126,031
Worldwide High Dividend Yield Value Fund	$888,156	(69,963)	N/A	$818,193

	Fiscal Year Ended March 31, 2022
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
International Value Fund	$81,714,296	(2,422,733)	N/A	$79,291,563
International Value Fund II – Currency Unhedged	$6,669,091	(134,590)	N/A	$6,534,501
Value Fund	$5,519,019	(199,819)	N/A	$5,319,200
Worldwide High Dividend Yield Value Fund	$1,200,373	(132,319)	N/A	$1,068,054

	Fiscal Year Ended March 31, 2021
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
International Value Fund	$76,303,075	(626,326)	N/A	$75,676,749
International Value Fund II – Currency Unhedged	$5,152,696	(13,022)	N/A	$5,139,674
Value Fund	$4,791,505	(78,439)	N/A	$4,713,066
Worldwide High Dividend Yield Value Fund	$1,387,925	(83,154)	N/A	$1,304,771

Each member of the Investment Committee (which is jointly and primarily responsible for the day-to-day portfolio management of the Funds) is also jointly and primarily responsible for the day-to-day portfolio management of the following other accounts, as of June 30, 2023:

Investment Committee Members	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Roger R. de Bree Andrew Ewert Frank H. Hawrylak Jay Hill Thomas H. Shrager John D. Spears Robert Q. Wyckoff, Jr.	Other Registered Investment Companies:	0	N/A	0	N/A

	Other Pooled Investment Vehicles:	17	$1,010,945,417	0	N/A

	Other Accounts:	236	$1,068,510,513	0	N/A

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The foregoing accounts are, for the most part, managed with investment objectives and techniques that are substantially similar to the objectives and techniques of the relevant Fund. Consistent with Tweedy, Browne’s belief that it is important for Investment Committee Members to have their own assets invested alongside clients, the Investment Committee Members have significant investments in the Funds, as well as in certain other pooled investment vehicles managed by Tweedy, Browne. These investments may present material conflicts of interest when the Investment Committee Members make allocation decisions regarding the purchase or sale of securities. Similarly, decisions regarding the allocation of securities between the Funds and other portfolios, many of which pay higher investment advisory fees to Tweedy, Browne than do the Funds, but, unlike the Funds, do not pay advisory fees on uninvested cash, could present conflicts relating to the allocation of securities. Tweedy, Browne has earned and may from time to time earn performance fees for certain client accounts and subjects any such accounts to the same allocation procedures as other managed accounts. Consequently, Tweedy, Browne does not believe there is any cognizable increase in potential conflicts arising from such accounts. Tweedy, Browne has adopted written allocation procedures and a Code of Ethics, which are designed to address these conflicts, as discussed below.

Each member of the Investment Committee is a Managing Director and a member of Tweedy, Browne. As such, each individual has a certain level of ownership interest in Tweedy, Browne. Investment Committee members are compensated based on a combination of their respective percentages of Tweedy, Browne’s profits, a guaranteed payment, a discretionary bonus and/or profit sharing. Compensation is not tied to the performance of any Fund or the value of assets held in any Fund’s portfolio. Substantially all of the revenue of Tweedy, Browne is derived from investment advisory fees earned from the management of Tweedy, Browne client portfolios, including the Funds.

As of June 30, 2023, the members of the Investment Committee and their families have an aggregate of approximately $151.8 million invested in the Funds. Set forth in the table below is the dollar range of equity securities held in the Funds beneficially owned by each Investment Committee Member as of June 30, 2023.

Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned

Roger R. de Bree	International Value Fund – None International Value Fund II – Currency Unhedged – over $1,000,000 Value Fund – None Worldwide High Dividend Yield Value Fund – None

Andrew Ewert	International Value Fund – None International Value Fund II – Currency Unhedged – $100,001 – $500,000 Value Fund – None Worldwide High Dividend Yield Value Fund – None

Jay Hill

International Value Fund – $100,001 – $500,000

International Value Fund II – Currency Unhedged – $100,001 – $500,000

Value Fund – $100,001 – $500,000

Worldwide High Dividend Yield Value Fund – $100,001 – $500,000

Frank H. Hawrylak	International Value Fund – over $1,000,000 International Value Fund II – Currency Unhedged – None Value Fund – over $1,000,000 Worldwide High Dividend Yield Value Fund – $100,001 – $500,000

Thomas H. Shrager

International Value Fund – over $1,000,000

International Value Fund II – Currency Unhedged – $100,001 – $500,000

Value Fund – over $1,000,000

Worldwide High Dividend Yield Value Fund – $500,001 – $1,000,000

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Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned

John D. Spears	International Value Fund – over $1,000,000 International Value Fund II – Currency Unhedged – over $1,000,000 Value Fund – over $1,000,000 Worldwide High Dividend Yield Value Fund – over $1,000,000

Robert Q. Wyckoff, Jr.

International Value Fund – over $1,000,000

International Value Fund II –Currency Unhedged – $100,001 – $500,000

Value Fund – $500,001 – $1,000,000

Worldwide High Dividend Yield Value Fund – $500,001 – $1,000,000

Certain investments may be appropriate for one or more of the Funds and also for other clients advised by Tweedy, Browne. Investment decisions for each Fund and such other clients are made with a view to achieving a diversified portfolio of stocks that satisfy Tweedy, Browne’s value criteria in accordance with their respective investment objectives and after consideration of such factors as current account holdings, availability of cash for investment, tax consequences and account size. Tweedy, Browne has written allocation procedures that seek to ensure that, when purchasing or selling securities for client accounts (including the Funds), accounts tend to achieve approximately the same level of aggregate investment over time in a diversified pool of securities (but not necessarily the same securities) in a manner that is fair and equitable to all clients. Tweedy, Browne’s allocation process is designed to operate within a set of parameters (e.g., the percentage of account size targeted for the security) established at the commencement of an order that may be adjusted from time to time. Such adjustments are generally made by members of the Investment Committee prior to or early in the trading day and, in certain circumstances, require the approval of the Legal and Compliance Department. Purchases and sales of securities are generally allocated to accounts (including the Funds) based upon their degree of investment utilizing the above-referenced allocation parameters. Tweedy, Browne’s allocation procedures may result in different clients buying or selling different amounts of particular securities in proportion to their account size on a day-to-day basis, and at different prices from day to day to achieve the overall objectives of the allocation process for all clients. In addition, because the International Value Fund is substantially larger than any of Tweedy, Browne’s other clients, Tweedy, Browne’s allocation procedures generally impose limits on the amount of a particular security that can be allocated to the Fund on any given day, in order to assure that other clients may also receive allocations of that security. This may result in the International Value Fund receiving a lower percentage of the allocation of a particular security than other client accounts, purchasing or selling a particular security over multiple trading days and at different prices than certain other client accounts, or having a greater proportion of cash than other client accounts. Where practicable, trades in the same security during a particular day are price averaged so that each client participating in that allocation receives the same average price per share. Thus, purchase and sale orders for the Funds are often combined with those of other clients of the Adviser. The Adviser does not aggregate orders when it reasonably believes that doing so would result in higher total transaction costs to its clients.

The Company and the Adviser have adopted a Code of Ethics. The Code of Ethics prohibits fraudulent activities by persons associated with the Funds, restricts the personal investing activities of such persons and requires various reports and certifications to help ensure compliance.

In accordance with the procedures described in the Code of Ethics, an advisory person may not purchase or sell for his or her own account any particular security owned by any of the Funds until seven days after the most recent purchase or sale by any of the Funds of that particular security, with limited exceptions. Advisory persons also generally may not purchase or sell for their accounts any covered security that is under active consideration for purchase or sale by the Funds other than certain de minimis transactions. For purposes of the Code of Ethics, certain collective investment vehicles managed by Tweedy, Browne in which advisory persons and/or certain of their immediate family members have less than a “substantial proportionate economic interest” (as defined in the Code of Ethics) are not accounts of advisory persons. Advisory personnel are required to pre-clear securities investments in their accounts (with limited exceptions, such as transactions in U.S.

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government securities, short-term high grade debt, shares of open-end mutual funds other than the Funds, and certain de minimis transactions) and must comply with ongoing requirements concerning recordkeeping and disclosure of those investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. Also under the Code of Ethics, investments in the Funds by advisory personnel of the Adviser are generally subject to a 90-day holding period.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds’ custodian banks. It is the Adviser’s opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Payments to Intermediaries. From time to time the Adviser and/or the Distributor (as defined below) and the Funds may enter into arrangements with other entities that provide recordkeeping, sub-transfer agent or other services for investors in the Funds. In certain circumstances the Adviser may compensate such service providers. The Independent Directors have generally authorized each Fund to pay a portion of such compensation representing savings to the Fund on an overall basis.

Distributor

The Company has a distribution agreement (the “Distribution Agreement”) with AMG Distributors, Inc. to act as distributor (the “Distributor”) for the Funds, effective October 1, 2014.

The Distribution Agreement was last approved by the Directors, including a majority of the Directors who are not parties to such Distribution Agreement or interested persons of any party thereto, on May 23, 2023. The Distribution Agreement had an initial two-year term and remains in effect from year to year upon the annual approval by (i) a majority of the Directors who are not parties to such agreements or “interested persons” of any such party and (ii) either by a majority of the Board or a majority of the outstanding voting securities of the Fund.

Under the Distribution Agreement, the Company is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Company’s registration statement and the Funds’ prospectus (including this SAI) and any amendments and supplements thereto, and the registration and qualification of shares for sale in the various states. The Company is also responsible for other expenses not assumed by the Adviser or the Distributor in the Distribution Agreement, including the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders; the fees and expenses of preparing, printing and mailing notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

Under the Distribution Agreement, the Adviser pays for (or reimburses the Distributor for the costs and expenses of) printing and distributing prospectuses and shareholder reports (after such items have been prepared and set in type) which are used in connection with the offering of the Funds’ shares to the public, the costs and expenses of preparing, printing and mailing any other literature used in connection with the offering of shares of a Fund to the public, and the costs and expenses of advertising, promoting and selling Shares of any of the Funds to the public. The Adviser also pays (or reimburses the Distributor for the costs and expenses of) the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Company.

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The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws.

As agent, the Distributor currently offers each Fund’s shares on a continuous basis to investors. The Distribution Agreement provides that the Distributor accepts orders for shares only at the price and terms described in the Funds’ then current prospectus (i.e., at net asset value, as no sales commission or load is charged to the investor).

Selected brokers and other intermediaries are authorized to receive purchase and sell orders on behalf of any of the Funds, and each Fund considers itself to have received such orders at the time such brokers and intermediaries have received such orders.

The Adviser is affiliated with AMG Distributors, Inc. because AMG Distributors, Inc. is an indirect subsidiary of AMG (which also owns a majority interest, through a subsidiary, in the Adviser).

Administrator

The Bank of New York Mellon (the “Administrator”), located at One Boston Place, 201 Washington Street, 7th Floor, Boston, Massachusetts 02108 and at 118 Flanders Road, Westborough, Massachusetts 01581, provides administrative services for the Funds pursuant to an agreement between the Company and the Administrator (the “Administration Agreement”).

The fee schedule to the Administration Agreement is as follows:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

During the past three fiscal years, the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund, and Worldwide High Dividend Yield Value Fund incurred the following amounts in administration fees:

	March 31, 2023	March 31, 2022	March 31, 2021
International Value Fund	$1,389,711	$1,581,430	$1,489,573
International Value Fund II – Currency Unhedged	$109,113	$139,316	$102,427
Value Fund	$99,009	$118,028	$95,518
Worldwide High Dividend Yield Value Fund	$7,654	$37,738	$29,660

Under the Administration Agreement, the Administrator is required to provide office facilities, clerical, internal legal and administrative services, accounting and recordkeeping, internal auditing, valuing each Fund’s assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. The Administration Agreement is terminable on 60 days’ notice by either party.

The above referenced administrative fees incurred by the Funds include certain accounting fees and other out-of-pocket expenses.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), located at 500 Ross Street, 154-0520, Pittsburgh, Pennsylvania 15262, provides transfer agency services for the Funds pursuant to an agreement between the Company and the Transfer Agent.

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Custodian, Counsel and Independent Registered Public Accounting Firm

Pursuant to a Mutual Fund Custody and Services Agreement between the Company and The Bank of New York Mellon (the “Custodian”), the Custodian provides custodial services to the Company and the Funds. The principal business address of the Custodian is 240 Greenwich Street, New York, New York 10286.

Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116, is counsel for the Company.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting Firm for the Funds. In addition to audit services, PricewaterhouseCoopers LLP reviews and signs the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain U.S. federal income tax consequences to a U.S. shareholder who purchases shares of a Fund. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular shareholder, including shareholders who are not U.S. persons, or to shareholders subject to special treatment under U.S. federal income tax laws. This discussion is limited to shareholders who hold their shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Funds has not rendered and will not render any legal opinion regarding any tax consequences relating to the Funds or an investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing shares of a Fund as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on all of its taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

If a Fund qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest, net short-term capital gain and other ordinary income, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income tax on its investment company taxable income and net capital gain that it distributes annually to shareholders. The International Value Fund, International Value Fund II – Currency Unhedged and the Value Fund each intend to distribute substantially all of its investment company taxable income and net capital gain at least annually and the Worldwide High Dividend Yield Value Fund intends to distribute substantially all of its investment company taxable income at least semi-annually and net capital gain at least annually. Therefore, the Funds generally do not expect to pay U.S. federal income taxes.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the excise tax, each Fund must distribute during each calendar year an amount at least equal to 98% of a Fund’s ordinary income for the calendar year, at least 98.2% of its capital gain net income realized during the one-year period ending October 31 of the calendar year (unless an election is made to use a Fund’s taxable year), and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to U.S. federal income tax in the hands of, a Fund will be treated as having been distributed. The imposition of the U.S. federal excise tax may adversely affect the net after-tax return of the Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of the relevant Fund). Such distributions may, however, qualify (provided holding periods and other requirements are met) (i) as “qualified dividend income” eligible for a reduced maximum U.S. federal tax rate for non-corporate shareholders to the extent that the Fund receives qualified dividend income, and (ii) for the dividends-received deduction in the case of corporate

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shareholders to the extent that the Fund’s income consists of dividend income from certain U.S. corporations. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

Under recently issued regulations, properly reported dividends paid by a Fund that are attributable to its “qualified REIT dividends” (generally, ordinary income dividends paid by a “real estate investment trust” for U.S. federal income tax purposes, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. The Funds generally do not expect their distributions to qualify for this deduction. Subject to any future regulatory guidance to the contrary, any distribution attributable to income from a Fund’s investments in “publicly traded partnerships,” if any, will not qualify for the 20% deduction that could be available to a noncorporate shareholder were the shareholder to own such partnership interests directly.

Distributions of net capital gain, reported as capital gain dividends, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder. The amount of any Fund distribution that is treated as a tax-free return of capital that reduces a shareholder’s adjusted tax basis in such shareholder’s shares will increase the potential for gain or reduce the potential for loss on any subsequent sale or other disposition of shares.

To the extent that a Fund retains any net capital gain, it may designate such amount as a “deemed distribution” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amount so designated on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his or her shares.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or reinvested in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the amount of cash they could have received instead.

All distributions of investment company taxable income and net capital gain, whether received in cash or reinvested in additional shares, must be reported by each shareholder on his or her U.S. federal income tax return. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain to the extent described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

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Certain of each Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the regulated investment company annual gross income requirements. Each Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The International Value Fund and the International Value Fund II – Currency Unhedged intend to qualify, and depending on the year, the Worldwide High Dividend Yield Value Fund and the Value Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their U.S. federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually regarding whether the foreign taxes paid by such Fund will “pass through” for that year and, if so, will receive notification designating (i) the shareholder’s portion of the aggregate foreign taxes paid and (ii) the portion of dividends that represent income derived from sources within foreign countries.

Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder’s U.S. tax (before the credit) attributable to the shareholder’s total taxable income from foreign sources. For this purpose, the shareholder’s proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including “passive income,” a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his or her proportionate share of the foreign income taxes paid by each Fund.

Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund’s holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. The purchase of a put option may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund’s portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option sold by the Fund is exercised, thereby requiring the Fund to sell the underlying stock, the premium will increase the amount realized upon the sale of the stock and any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option

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sold by the Fund is not a taxable transaction for the Fund. Because a Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward currency contracts, and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund’s fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund’s portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Positions of each Fund which consist of at least one share of stock and at least one offsetting option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property generally are governed by the “straddle” rules of section 1092 of the Code. In general, an investment position will be offsetting if it substantially diminishes a Fund’s risk of loss with respect to such stock. Section 1092 may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above.

Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund’s risk of loss with respect to such other position will be treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code or does not make a mark-to-market election (as described below), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions

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or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a “passive foreign investment company” and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the “qualified electing fund’s” annual ordinary earnings and net capital gain, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

A Fund may elect to “mark-to-market” any stock in a “passive foreign investment company” the Fund owns at the end of its taxable year, provided the “passive foreign investment company” stock is “marketable” as defined under the “passive foreign investment company” rules (which generally includes any “passive foreign investment company” stock owned by a regulated investment company). “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to this election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the “passive foreign investment company” stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in its income for prior taxable years under the election. The Fund’s adjusted basis in each “passive foreign investment company’s” stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The Fund will likely have to distribute annually any ordinary income resulting from marking “passive foreign investment company” stock to market in order to satisfy the regulated investment company distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent the Fund actually receives cash distributions from the “passive foreign investment company” during that year.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, a portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund does not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid U.S. federal income tax at the Fund level.

Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains, as well as gross proceeds from the redemption or exchange of the Fund’s shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the then applicable rate in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the U.S. federal income tax law. Withholding may also be required if any of the Funds is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the shareholder furnish the required information to the IRS.

Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Both long and short-term capital

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gains of corporations are taxed at rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gain is generally taxed at a reduced maximum rate, while short-term capital gain is taxed at the maximum rate applicable to ordinary income. The deductibility of capital losses is subject to limitations under the Code.

Shareholders of each Fund may be subject to state, local and foreign taxes on distributions received from a Fund and on redemptions of each Fund’s shares. Prospective investors must consult their own tax advisors as to the state, local and foreign tax consequences of purchasing shares of the Fund.

Each distribution is accompanied by a brief explanation of the estimated source and character of the distribution. In January of each year the Company will issue to each shareholder a statement of the U.S. federal income tax status of all distributions for the prior year.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on all or a portion of the “net investment income,” which includes dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock. The Company may be required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of each Fund purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, the Company will calculate and report cost basis information using its default method of average cost. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, as defined under the Code. Each shareholder who is not a U.S. person must consult their own tax advisor to determine the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts distributed to him or her.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The U.S. federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers about the application of the provisions of tax law described in this SAI in light of their particular tax situations.

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BROKERAGE ALLOCATION AND OTHER PRACTICES AND BROKERAGE COMMISSIONS

The Adviser conducts trading operations for each of the Funds. The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund’s portfolio is to obtain the most favorable net results, taking into account, where applicable, such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer. After taking into account the foregoing factors, the Adviser, subject to Board approval, may determine to use one or a small group of brokers for trade execution. In certain instances, a broker may provide “trading desk” services (“TD Services”) to the Adviser. TD Services include not only traditional execution services, but also middle and/or back office processing, along with a centralized point of contact for trading with the broker that provides the TD Services. In all cases, the Adviser will only use a broker, including a broker providing TD Services, if the Adviser concludes that such broker provides the best qualitative execution for the Funds. As part of the Adviser’s evaluation of arrangements involving TD Services, the Adviser also reviews and considers any conflicts of interest it might have in using a broker’s TD Services. The Adviser only intends to use a broker providing TD Services after its Investment Committee has considered all relevant conflicts of interest and concluded that such broker provides the best qualitative execution for the Funds when compared with available alternatives. The Adviser expects that such best execution reviews will be ongoing, and that the Investment Committee will oversee any broker providing TD Services to ensure best execution on behalf of the Funds and to maintain the Adviser’s compliance with all applicable legal and regulatory requirements. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons. To the extent practicable, the Adviser aggregates all trades on each security on a given day for allocation among its clients in accordance with its allocation procedures.

Subject to concluding in good faith that the value of the research and brokerage services received are reasonable in relation to the overall commission charges, the Adviser may direct securities transactions to brokers and may pay such brokers a commission higher than another broker might have charged in reliance on Section 28(e) under the Securities Exchange Act of 1934. Research services received by the Adviser are generally limited to research reports, financial and economic data, discussions with research personnel, meetings with corporate executives and attendance at research-related seminars and conferences. These research services are used for the benefit of all of the Adviser’s client accounts, and not just those (including the Funds’) whose executions were utilized to acquire the research services, and the Adviser does not seek to allocate research benefits to accounts (including the Funds’) proportionately to any research “credits” the accounts generate. When client (including the Funds’) commissions are utilized to acquire research services, the Adviser may benefit since the Adviser does not have to bear the cost of acquiring such research services. Additionally, the Adviser may have an incentive to select a broker based upon the research services the broker may provide as opposed to the quality and cost of that broker’s execution service; however, in all cases the Adviser will only select brokers where it has concluded that such brokers provide the Funds with best execution – a component of which is consideration of the value of permissible research services provided.

The Adviser’s Investment Committee and research analysts periodically evaluate the quality of the research and brokerage services received from executing brokers, and the Investment Committee considers this evaluation in future brokerage allocation decisions. The Adviser’s Investment Committee conducts periodic reviews of best execution designed to track the quality of brokers’ execution services, and thereby seeks to ensure that brokers are being chosen on a best execution basis rather than solely as a result of the research services they provide. Accordingly, the Adviser believes that this practice is beneficial to client accounts, including the Funds.

During the fiscal year ended March 31, 2023, the International Value Fund, the International Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund paid $778,532, $39,869, $42,814 and $2,049, respectively, in commissions to brokers who supplied research to the Adviser.

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During the past three fiscal years, the International Value Fund, the International Value Fund II – Currency Unhedged, the Value Fund, and the Worldwide High Dividend Yield Value Fund incurred brokerage commissions as follows:

	March 31, 2023	March 31, 2022	March 31, 2021
International Value Fund	$1,123,367	$1,073,609	$1,382,570
International Value Fund II – Currency Unhedged	$70,268	$71,136	$111,610
Value Fund	$68,047	$66,905	$64,069
Worldwide High Dividend Yield Value Fund	$6,878	$19,586	$29,694

Fluctuations in the amount of brokerage commissions paid by each Fund from year to year may vary significantly due to increases or decreases in trading volume, shareholder purchases and redemptions, and brokers used, among other factors.

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. During the past two fiscal years, the portfolio turnover rate for the International Value Fund, the International Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund were as follows:

	March 31, 2023	March 31, 2022
International Value Fund	15%	10%
International Value Fund II – Currency Unhedged	11%	8%
Value Fund	20%	20%
Worldwide High Dividend Yield Value Fund	11%	16%

During the fiscal year ended March 31, 2023, the Funds did not acquire any securities issued by their regular broker-dealers.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Funds have adopted policies and procedures designed to prevent the selective disclosure of the Funds’ portfolio holdings and trading activity. In accordance with the policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser are prohibited from providing any information to anyone other than service providers of the Funds (including the Adviser, transfer agent, administrator and fund accounting agent, auditors, custodian, proxy voting agent, printer, and the Funds’ legal counsel) and to AMG regarding the composition of any of the Funds’ portfolios or trading activity for the Funds unless the information has already been publicly released via the Funds’ website, or through other authorized shareholder communications. Such information is provided to service providers of the Funds only to the extent reasonably necessary for them to perform their services and only if the service provider is subject to a duty of confidentiality or a confidentiality agreement. Certain portfolio holdings information is also provided to AMG, the majority owner of the Adviser through its wholly-owned subsidiary, to the extent necessary for it to perform its internal accounting, record-keeping and auditing responsibilities. The Company’s Board has approved these policies and procedures as being in the best interests of the Funds and their shareholders, and any material compliance matters arising under these procedures would be reported to the Board by the Company’s Chief Compliance Officer.

The Funds’ portfolio holdings are generally published on the Funds’ website substantially in the form they are expected to be filed with the SEC with up to a 20 day lag following each fiscal quarter and are available in reports filed with the SEC on Form N-CSR with a lag of up to 70 days after the end of the second and fourth fiscal quarters and Form N-PORT (reflecting information only with respect to the third month of the relevant fiscal quarter) with a lag of up to 60 days following the relevant fiscal quarter. The Funds may exclude certain positions, generally smaller capitalization issuers, where early disclosure may be disadvantageous to a Fund’s accumulation or disposition program. Annual reports for the fiscal year ending March 31 and semi-annual reports for the 6-month period ending September 30 containing portfolio holdings as of such dates are mailed to shareholders and are available on the Funds’ website with a lag of up to 60 days following the period end. The Funds’ top twenty holdings as of the most recent month end are posted monthly on the Funds’ website as soon as they become available, which is generally within a few days after month end. Information regarding the Funds’ portfolio holdings will be made available to certain rating and ranking organizations and financial intermediaries on a quarterly basis no earlier than one day following the day on which the Funds make the information available on their website. In addition, the Adviser may provide to existing and potential investors, and intermediaries working on behalf of such investors, analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings. The Adviser also makes obligatory regulatory disclosures in the United States and other countries regarding its investments on behalf of its clients, which include the holdings of the Funds. The entities with which the Funds have ongoing arrangements to provide portfolio information prior to inclusion of such holdings on the Funds’ website are the Adviser, the Administrator and the Custodian. The Board believes such arrangements are integral to the operations of the Funds and are accordingly in the best interests of the Funds and their shareholders.

Once a portfolio holding has been publicly disclosed on the Funds’ website, it is no longer subject to confidential treatment. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Company or the General Counsel of the Adviser that the disclosure is for a legitimate business purpose and is subject to appropriate confidentiality arrangements as described above.

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NET ASSET VALUE

The net asset value of shares for each Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for each Fund is determined by dividing the value of the total assets, less all liabilities of such Fund, by the total number of shares outstanding.

The Company’s Board of Directors (the “Board”) has designated the Investment Adviser as the Valuation Designee. As Valuation Designee, the Adviser is responsible for performing fair valuation determinations consistent with the Funds’ Valuation Policies and Procedures (“Valuation Policy”), subject to oversight by the Board. In valuing a Fund’s assets, under normal circumstances, a security or other asset traded on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) is valued at the last quoted sale price at or prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless (a) in the view of the Valuation Designee, such price is not reliable; or (b) there has been significant daily market movement that calls for the application of fair value prices provided by a third party, as described further below. Under normal circumstances, (i) portfolio securities and other assets which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are valued at the mean between the last asked price and the last bid price prior to the close of regular trading; (ii) debt securities which are readily marketable with a remaining maturity of more than 60 days are valued through pricing obtained from sources approved, in good faith, by the Valuation Designee; and (iii) debt securities which are readily marketable with a remaining maturity of 60 days or less are valued at amortized cost; in each case, unless, in the view of the Valuation Designee, such price is not reliable, in which case the asset will be valued at fair value according to the Valuation Policy.

Securities and assets which are not readily marketable due to significant legal or contractual restrictions or other reasons will be valued at fair value as determined in good faith by the Valuation Designee pursuant to the Valuation Policy.

In determining fair value of a security which is not readily marketable, the Valuation Designee will consider, in good faith, all factors it considers pertinent, although no particular factor may be determinative. Among the potential factors the Valuation Designee may consider are the following: market movements since the last valuation obtained; type of security; financial statements of the issuer; cost at date of purchase; size of holding; market value of unrestricted securities of the same class; special reports prepared by analysts; information as to any transaction; existence of merger proposals or tender offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; and other relevant matters.

With respect to the values of securities and other assets obtained in local currency units (such as, for example, a portfolio company traded on a foreign securities exchange), the value of those securities and other assets will be converted to U.S. dollars based on the current 4:00 p.m. London time spot rate. Foreign currency exchange contracts are valued each day by obtaining the current 4:00 p.m. London time spot rate and future rate on forward currency contracts. In the case of both securities and other assets and foreign currency exchange contracts, if the 4:00 p.m. London spot rate is not available from the Funds’ service provider for a particular currency, the last available London spot rate or another rate deemed appropriate by the Valuation Designee will be used.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which

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the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund’s net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of a substantial portion of portfolio securities each Fund used in such calculation. Thus, international securities may be valued at fair value under certain circumstances as determined in good faith under the Valuation Policy. The Company has retained a third-party service provider that, under certain circumstances selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade.

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PERFORMANCE INFORMATION

From time to time, each Fund may provide general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments for inclusion in advertisements, sales literature or reports to shareholders or prospective investors.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Quotations of a Fund’s performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor’s shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

Comparison of Portfolio Performance

Comparison of any quoted non-standardized performance of various investments, such as other mutual funds, is valid only if performance is calculated in the same manner or the differences are understood. For example, from time to time a Fund’s average total return may be quoted over annual periods other than calendar-year periods. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

Because normally most of the investments of the International Value Fund and International Value Fund II – Currency Unhedged are denominated in foreign currencies, and a significant portion of the investments of the Value Fund and Worldwide High Dividend Yield Value Fund are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of each Fund’s investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future performance.

From time to time, in advertising and marketing literature, a Fund’s performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations’ tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund’s risk.

Evaluations of a Fund’s performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

Since the assets in funds are always changing, any of the Funds may be ranked within a category at one time and in another category at some other time depending upon the basis of the independent organization’s categorizations of mutual funds, changes in the Fund’s investment policies and investments, the Fund’s asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and category, as applicable, for the ranking in question.

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ADDITIONAL INFORMATION

Redemptions in Kind

Each Fund may honor any request to redeem more than $250,000 within a 90-day period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption “in kind.” The securities given in payment are selected by the Fund and valued the same way as for calculating the Fund’s NAV. A Fund may make a payment in kind, for example, if market conditions exist which make cash payments undesirable or payment in kind desirable, to manage liquidity risk (in both regular and stressed market conditions) or, in its discretion, at the request of redeeming shareholders. If payment is made in securities, a shareholder would incur trading costs in converting the securities to cash and would be subject to the risk that the securities might decline in value prior to converting the securities to cash. The Fund may also determine to use redemptions in kind for redemptions of shares held by ReFlow, regardless of the amount redeemed.

Anti-Money Laundering Laws

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to place limits on transactions in the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program

Federal regulations may require the Company to obtain, verify, and record information that identifies each person who opens an account with the International Value Fund, the International Value Fund II – Currency Unhedged, the Value Fund or the Worldwide High Dividend Yield Value Fund. When a shareholder opens an account with any of the Funds, the Fund will ask for the shareholder’s name, address, date of birth, and other information that will allow the Fund to identify a shareholder. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. To the extent permitted or required by applicable law, the Funds reserve the right to place limits on transactions in a shareholder’s account until the shareholder’s identity is verified.

Other Information

The Company has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (“Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund’s shareholders and those of the Adviser. A copy of the Proxy Voting Policies and Procedures is included under Appendix B.

The Company is required to file Form N-PX with the Company’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. This filing is available without charge by calling 800-432-4789 or by visiting the SEC’s website at www.sec.gov.

The Prospectus and the SAI omit certain information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available at www.sec.gov. You can obtain copies of this information after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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Financial Statements

The audited financial statements dated March 31, 2023 for the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, including the notes thereto, and the related report of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Company dated March 31, 2023. No other portions of any annual report are incorporated herein. The Annual Report is available on the Funds’ website, www.tweedy.com, through your financial adviser, or by contacting the Funds directly at: Tweedy, Browne Fund Inc., P.O. Box 534468, Pittsburgh, Pennsylvania 15253-4468, or by telephone at 800-432-4789 (press 0).

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APPENDIX A

The following is a description of the ratings given by Moody’s and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger

A-1

than in Aaa securities. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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APPENDIX B

Proxy Voting Policies and Procedures

Mutual Funds

I.	Introduction

Policy

Tweedy, Browne Company LLC (“TBC”) exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. At TBC, we take our responsibilities very seriously and believe the right to vote proxies is a significant asset of our clients.

The procedures in this policy apply to all proxy voting matters concerning securities in the Tweedy, Browne International Value Fund, the Tweedy, Browne International Value Fund II – Currency Unhedged, the Tweedy, Browne Value Fund and the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”), each a series of Tweedy, Browne Fund Inc.

Because our sole interest is protecting our clients’ assets, when we take action, we place our clients’ interests and rights as shareholders first. The reason we acquire and hold a company’s equity security is that we expect it will prove to be a good investment. Our consideration of proxy issues, therefore, is focused on the investment implications of each issue.

In this context, TBC exercises the rights of its clients as shareholders primarily by voting on proposals set forth in proxy statements for annual and special meetings of portfolio companies. Our proxy review process, which has been in place for many years, is both thorough and objective. The overall objective is to increase shareholder economic value over time.

General Voting Positions

Under its investment philosophy, TBC generally invests client funds in a company only if TBC believes that the company’s management seeks to serve shareholders’ best interests. Because TBC generally has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests. Thus, on most issues, our votes are cast in accordance with the recommendations of company management. However, TBC may vote against management’s position in certain circumstances, including when we believe management’s position on an issue is not in the best interests of our clients.

In considering its voting position on all matters submitted to a vote of stockholders (other than routine matters not likely to have an impact on the value of the issuer’s securities), TBC considers relevant information available to TBC with respect to the company and the proposal, including information submitted by proponents and opponents, if any, of the issuer’s positions.

TBC may abstain from voting proxies in various circumstances. TBC may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Funds, such as when foreign proxy issuers impose unreasonable voting or holding requirements. For example, in certain non-U.S. markets where share blocking applies (see attached Exhibit A), TBC generally does not vote on routine matters due to share blocking restrictions, as the potential impact on our ability to sell the shares outweighs the economic value of the vote. However, votes are considered on a case-by-case basis, and TBC may determine to vote shares on a material issue if the importance of the issue outweighs the downside of share blocking.

Voting Agent: Institutional Shareholder Services

TBC retains Institutional Shareholder Services (“ISS”) to serve as the voting agent for all domestic and global securities owned by and held by the Funds. TBC is responsible for coordinating with the Funds’ custodian relating to the Funds’ portfolio securities to ensure that the proxy votes are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the guidelines contained in these Proxy Voting Policies and Procedures. The proxy voting service will refer proxy questions to TBC for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Records are maintained by ISS and forwarded to TBC electronically by issuer and by client account. Generally speaking, unless a client specifies otherwise, all accounts are managed on the same basis and the firm votes shares held by all of its accounts in the same manner. In matters that are likely to have an impact on the value of the issuer’s security and in the rare event that ISS has not received a particular proxy, ISS will call the Funds’ custodian and request the proxy.

In order to assure ourselves that we are aware of all outstanding non-routine matters, ISS has been instructed to contact TBC via telephone or otherwise to obtain voting directions for all annual or extraordinary shareholder meetings that have an agenda which includes such proposals as cumulative voting, poison pills, mergers, shareholder corporate governance proposals, Chinese walls, stock splits, and new classes of stock or increased authorizations with unspecified voting/shareholder rights, as well as meetings in all share blocking jurisdictions (see discussion above).

The Investment Committee

The Investment Committee is comprised of John D. Spears, Thomas H. Shrager, Robert Q. Wyckoff, Jr., Roger R. de Bree, Jay Hill, Frank H. Hawrylak and Andrew Ewert. The Investment Committee, in consultation with TBC’s in-house staff of analysts, may meet to discuss TBC’s view/opinion with respect to a particular item on an issuer’s agenda in order to determine how to vote the relevant proxies in order to best serve the interests of the Funds. The Investment Committee will carefully review non-routine matters with the same degree of prudence and care with which it makes stock selections for the Funds. TBC may, from time to time, discuss its views and seek such independent legal, financial or other advice as it may determine necessary for purposes of making an independent decision. TBC will also at times consider ISS’s position on certain proposals. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Investment Committee.

II.	Conflicts of Interests Between TBC and Clients Regarding Proxy Voting

TBC is majority owned (through a subsidiary) by Affiliated Managers Group, Inc. (“AMG”), an asset management company with equity investments in numerous investment management firms (the “Affiliates”). TBC does not purchase AMG’s securities for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or the other Affiliates.

TBC’s only business is the investment advisory business. TBC does not engage in any investment banking or corporate finance activity, nor does it produce research for publication or sale. TBC is not affiliated with any firm outside of the securities business. Furthermore, TBC employees generally may not participate in any outside for-profit business activity, except with the Firm’s prior written consent. Therefore, it is unlikely that proxy voting would present TBC with a conflict of interest between the interests of the Firm and/or its employees and the interests of its clients.

Potential Conflicts

Nevertheless, potential conflicts may arise. For example: (a) if TBC manages a portfolio (or is actively seeking to manage a portfolio) for a proxy issuer or its senior officers or directors and also owns that company’s securities in a Fund; or (b) if a senior investment officer or analyst of TBC has a familial or personal relationship with a senior executive or Board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose security is owned in a Fund’s portfolio; or (c) in the rare occurrence, if TBC places a representative on a board.

In order to track these possible conflicts, TBC maintains a database of all public companies that employ the spouse or children living at home of TBC’s senior investment officers and analysts and all public companies for which TBC manages assets or is actively seeking to manage assets. This database will be periodically checked against TBC’s portfolios so that any possible conflicts can be identified.

Members of the Investment Committee, as well as research analysts, should be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Legal and Compliance Department should be consulted.

Procedures

In the unlikely event that a potential conflict does arise between the interests of the Firm and/or its employees and the Funds, TBC shall implement the following procedures:

1. If the perceived conflict of interest involves an individual member of the Investment Committee or research analyst, the Legal and Compliance Department will, in consultation with the non-conflicted members of the Investment Committee, determine if the conflict is material to the particular proxy issue being considered. If it is determined that the conflict is material, the conflicted Investment Committee member or research analyst shall recuse himself or herself from communicating with any member of the Investment Committee or research analyst about the proxy issue. The remaining members of the Investment Committee will decide how to vote the proxy and relay the decision to the Legal and Compliance Department. The Legal and Compliance Department will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted Investment Committee member or research analyst, and the resulting vote.

2. If the perceived conflict of interest involves TBC or AMG’s Affiliates, the Legal and Compliance Department will, in consultation with the Management Committee, determine if the conflict is material. If it is determined that the conflict is material, the Investment Committee will have no further input on the particular proxy vote. The Legal and Compliance Department will make and maintain a written record of the conflict of interest. The Legal and Compliance Department shall receive a written representation from ISS that ISS will disclose any business relationship it may have with the issuer in question, and a statement that ISS has complied with its Policies, Procedures and Practices Regarding Potential Conflicts of Interest (available on ISS’ website). The Legal and Compliance Department shall also maintain a written record of the manner in which the proxy vote was handled.

3. Another possible conflict involves the voting of shares issued by a TBC-managed mutual fund that are held in client accounts at TBC. In this case, TBC will cause the proxies to be “mirror voted” in the same proportion as the votes of other proxy holders whose shares are not held in TBC client accounts.

III.	Overview of TBC’s Policies Regarding Commonly Raised Proxy Voting Issues

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s Board. In evaluating issues, the Investment Committee may consider information from many sources, including the research analyst covering the particular stock, management of a company presenting a proposal, shareholder groups, and independent proxy research services such as ISS. Of course, the final decision on proxy voting issues remains with the Investment Committee.

On occasion, TBC has taken extraordinary steps to pursue voting rights on behalf of its clients and has sponsored shareholder proposals at annual shareholder meetings. In one such instance, TBC devoted months working with outside counsel in an attempt to ensure that its clients received the proper shareholder rights, which illustrates the importance TBC places on pursuing voting rights for its clients. TBC is diligent regarding the voting process and the rights of shareholders to influence management of companies, when appropriate. For example, TBC was successful in placing a resolution before the annual shareholder meeting of a large multinational issuer, which requested that management work expeditiously to separate the issuer’s diverse lines of business for the purpose of maximizing shareholder value.

The instances cited above are not typical; however, they do demonstrate the gravity with which TBC views its responsibility to protect its clients’ shareholder rights.

Summarized below are general guidelines that TBC follows regarding some issues most frequently raised in proxy statements.

Election of an Issuer’s Board of Directors

TBC believes that good governance begins, to the extent possible within the corporate ownership structure of a particular issuer, with a Board of Directors that includes independent directors not encumbered by material ties to management, all of whose members are elected periodically. In addition, crucial Board committees should, to the extent possible within the corporate ownership structure of a particular issuer, be majority independent.

•	We will generally support the election of Directors that result in a Board that meets local requirements for independence.

•	We will generally withhold votes for or vote against non-independent Directors whose election will result in an audit, compensation, and/or nominating committee that is not majority independent.

•

We will hold Directors accountable for the actions of the committees on which they serve. For example, we will generally withhold votes for or vote against nominees who approve or propose arrangements that we believe would have the effect of diminishing shareholder value.

•	We will generally vote in favor of efforts to ensure that shareholders periodically elect a full slate of Directors.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include some closely related activities that do not raise any appearance of impaired independence.

•	We will generally vote against proposed auditors where non-audit fees make up what we believe to be a material amount of the total fees paid by an issuer to an audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised. If we believe auditor independence has been compromised, we will vote against the auditor.

Management/Executive Compensation,

Including Equity-based Compensation Plans

One of the key components in attracting and retaining talented management is compensation. Therefore, we will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management. However, share option plans generally must meet our guidelines for such plans as discussed below.

Our goal is to assure that a company’s equity-based compensation plan is aligned with the shareholders’ long-term interests. We believe that, when well designed, equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. However, we generally oppose plans that have features that we view as objectionable, features which generally would substantially dilute the shareholders’ interest in a company or result in providing participants with excessive awards. Accordingly:

•

We will generally support measures intended to increase long-term stock ownership by executives, including features that require corporate officers to hold a certain minimum of stock in the company, or require stock acquired as the result of option exercises be held for minimum periods of time. We also will support expensing the fair value of option grants, which may give further incentive to companies to favor stock grants over option grants.

•

We will generally vote against those plans that, in light of all other existing compensation plans of the company, we believe would directly or indirectly result in material dilution of shareholders’ interests.

•	We will generally vote against plans that have any of the following features:

•	Ability to re-price “underwater” options

•	Ability to issue options with an exercise price below the stock’s current market price

•	Ability to issue reload options

•	Ability to reward management as a result of a takeover attempt, such as golden parachutes

•	Automatic share replenishment features

Corporate Structure and Shareholder Rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to a corporation’s by-laws by a majority vote.

•	We will generally support proposals to remove super-majority voting requirements. We will generally vote against proposals to impose super-majority requirements.

•	We will generally vote for proposals to lower barriers to shareholder action (e.g., proposals to expand rights to call special meetings and proposals to expand rights to act by written consent).

•

We will consider proposals involving separate classes of stock with disparate voting rights on a case by case basis. Due to long standing custom and practice, these features are more common in foreign markets.

•

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. We would generally not vote in favor of these plans unless we are convinced that the long-term interests of shareholders would benefit from instituting such a plan.

•

We will generally vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals to do the opposite. The reason for this is that we believe that corporate management should be subject at all times to the incentives and punishments of the market, not insulated from them.

Increase in Authorized Capital/Preferred Stock

•

We will generally vote for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, e.g., to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

•

We will carefully review proposals to authorize new issues of preferred shares. We recognize that new issues of authorized shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

Changing State of Incorporation

•	We will generally vote against proposals to move the company to another state less favorable to shareholders’ interests.

Corporate and Social Policy Issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s Board of directors. Proposals in this category typically request that the company disclose or amend certain business practices.

•	We evaluate social and environmental policy proposals on a case-by-case basis, generally voting in favor of proposals that we believe have important beneficial economic implications for the company.

IV.	Disclosure

These policies and procedures will be disclosed in the Statement of Additional Information filed by Tweedy, Browne Fund Inc. TBC will file with the SEC and make available to Fund shareholders, upon request, the records of the Funds’ proxy votes. The Funds will disclose in their annual and semi-annual reports to shareholders the procedures by which shareholders may obtain proxy voting records.

V.	Recordkeeping

TBC’s Legal and Compliance Department maintains a record of proxy voting decisions made by the Investment Committee.

TBC will maintain for five years: these proxy voting policies and procedures and records of all votes cast. TBC will obtain an undertaking from ISS to maintain, on behalf of TBC, all proxy statements received in respect of TBC client proxies and records of all votes cast.

TBC will also maintain for five years: (a) records of any document created by TBC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision and (b) records of clients’ oral or written requests for information on proxy voting and copies of TBC’s written responses to any such requests.

SHAREBLOCKING MATRIX

Country	Shareblocking Start Period	Shareblocking End Period	Impact of Second Calls	Notes
Argentina	Generally 3 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	If a meeting goes to 2nd call, shareholder must re-submit instructions.

Curacao (Netherlands Antilles)	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Curacao is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Egypt	Generally 3-5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	Not applicable.

Iceland	Varies by Subcustodian.	1 business day following record date.		Shares are blocked if instructions are received before the record date (record date can be set to just one day prior to the meeting date, therefore, blocking could occur from the time the vote instruction is sent through one day prior to the meeting date). Not all sub-custodians block shares.

Kazakhstan	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Kazakhstan is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Lebanon	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Lebanon is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Country	Shareblocking Start Period	Shareblocking End Period	Impact of Second Calls	Notes

Luxembourg	Varies by issuer.	1 business day following successful conclusion of the meeting.	If a meeting goes to 2nd call, shareholders may need to re-submit instructions.	Share-blocking is no longer in effect for listed companies. Un-listed companies and UCITS are not required to comply with the EU Directive and therefore, share-blocking may still apply to those issuers.

Mauritius	Varies by issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Blocking is not a usual market practice, but can apply if specified by the issuer.

Morocco	Generally 5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	Not applicable.

Norway	Varies by Subcustodian.	1 business day following successful conclusion of the meeting.	Not applicable.	Norway is de facto a share blocking market, as some custodians / subcustodians freeze the shares as part of the share re-registration process.

Switzerland	Varies by issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Generally speaking, only bearer-type shares are subject to blocking. However, some local subcustodians block all types of shares while others do not block any types of shares.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a) (1)	Articles of Incorporation dated January 29, 1993 are incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 2 to the Registration Statement (“Pre-Effective Amendment No. 2”).

(a) (2)	Articles Supplementary dated September 22, 1993 are incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 to the Registration Statement (“Post-Effective Amendment No. 1”).

(a) (3)	Articles of Amendment dated November 28, 2006 are incorporated by reference to Exhibit (a) (3) to Post-Effective Amendment No. 21 to the Registration Statement (“Post-Effective Amendment No. 21”).

(a) (4)	Articles Supplementary dated June 6, 2007 are incorporated by reference to Exhibit (a) (4) to Post-Effective Amendment No. 24 to the Registration Statement (“Post-Effective Amendment No. 24”).

(a) (5)	Articles Supplementary dated October 15, 2009 are incorporated by reference to Exhibit (a) (5) to Post-Effective Amendment No. 28 to the Registration Statement (“Post-Effective Amendment No. 28”).

(a) (6)	Articles of Amendment effective as of July 29, 2021 are incorporated by reference to Exhibit (a) (6) to Post-Effective Amendment No. 54 to the Registration Statement.

(b) (1)	Amended and Restated By-Laws as of May 21, 2019 are incorporated by reference to Exhibit (b) (2) to Post-Effective Amendment No. 50 to the Registration Statement (“Post-Effective Amendment No. 50”).

(c)	Not Applicable.

(d) (1)	Specimen Certificate for Tweedy, Browne International Value Fund (formerly, Tweedy, Browne Global Value Fund) is incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

(d) (2)	Specimen Certificate for Tweedy, Browne Value Fund is incorporated by reference to Exhibit (d) (2) to Post-Effective Amendment No. 28.

(d) (3)	Specimen Certificate for Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (d) (3) to Post-Effective Amendment No. 24.

(d) (4)

Specimen Certificate for Tweedy, Browne International Value Fund II – Currency Unhedged (formerly, Tweedy, Browne Global Value Fund II – Currency Unhedged) is incorporated by reference to Exhibit (d) (4) to Post-Effective Amendment No. 28.

(d) (5)

Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to Tweedy, Browne International Value Fund is incorporated by reference to Exhibit (d) (3) to Post-Effective Amendment No. 12 to the Registration Statement (“Post-Effective Amendment No. 12”).

(d) (6)

Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to Tweedy, Browne Value Fund (formerly, Tweedy, Browne American Value Fund) is incorporated by reference to Exhibit (d) (4) to Post-Effective Amendment No. 12.

(d) (7)

Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated April 20, 2007 relating to Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (d) (6) to Post-Effective Amendment No. 24.

(d) (8)

Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated September 16, 2009 relating to Tweedy, Browne International Value Fund II – Currency Unhedged is incorporated by reference to Exhibit (d) (8) to Post-Effective Amendment No. 28.

(d) (9)

Amendment to Advisory Agreement between Registrant and Tweedy, Browne Company LLC effective as of October 15, 2017 relating to Tweedy, Browne International Value Fund is incorporated by reference to Exhibit (d) (9) to Post-Effective Amendment No. 48 to the Registration Statement (“Post-Effective Amendment No. 48”).

(d) (10)

Voluntary Expense Reimbursement Agreement between Registrant and Tweedy, Browne Company LLC with respect to each of Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund, effective as of December 1, 2017, is incorporated by reference to Exhibit (d) (10) to Post-Effective Amendment No. 48.

(d) (11)

Letter Agreement between Registrant and Tweedy, Browne Company LLC dated April 19, 2023 relating to the continuance of the Voluntary Expense Reimbursement Agreement through July 31, 2024, is filed herewith.

(d) (12)

Voluntary Fee Waiver Agreement between Registrant and Tweedy, Browne Company LLC with respect to the Tweedy, Browne International Value Fund, effective as of May 22, 2020, is incorporated by reference to Exhibit (d) (12) to Post-Effective Amendment No. 52.

(d) (13)

Letter Agreement between Registrant and Tweedy, Browne Company LLC with respect to the Tweedy, Browne International Value Fund dated April 19, 2023 relating to the continuance of the Voluntary Fee Waiver Agreement through July 31, 2024, is filed herewith.

(e) (1)

Distribution Agreement by and among Registrant (on behalf of Tweedy, Browne International Value Fund, Tweedy, Browne Value Fund, Tweedy, Browne Worldwide High Dividend Yield Value Fund and Tweedy, Browne International Value Fund II – Currency Unhedged), AMG Distributors, Inc. (the “Distributor”) and Tweedy, Browne Company LLC dated September 30, 2014 is incorporated by reference to Exhibit (e) (1) to Post-Effective Amendment No. 41 to the Registration Statement.

(e) (2)

Form of Services Agreement by and among the Registrant (on behalf of the various series of the Registrant), one or more financial intermediary(ies), AMG Distributors, Inc. and Tweedy, Browne Company LLC, as applicable, is incorporated by reference to Exhibit (e) (2) to Post-Effective Amendment No. 44.

(e) (3)

Form of Intermediary Agreement by and among one or more financial intermediary(ies) and AMG Distributors, Inc., as applicable, is incorporated by reference to Exhibit (e) (3) to Post-Effective Amendment No. 44.

(f)	Not Applicable.

(g) (1)

Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company dated June 6, 2001 is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 14 to the Registration Statement (“Post-Effective Amendment No. 14”).

(g) (2)

Amendment to the Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. dated February 23, 2007 is incorporated by reference to Exhibit (g) (2) to Post-Effective Amendment No. 23 to the Registration Statement (“Post-Effective Amendment No. 23”).

(g) (3)

Amendment to the Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. dated October 21, 2009 is incorporated by reference to Exhibit (g) (3) to Post-Effective Amendment No. 28.

(g) (4)

Operating Accounts Amendment to the Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon dated June 3, 2015 is incorporated by reference to Exhibit (g) (4) to Post-Effective Amendment No. 42 to the Registration Statement.

(g) (5)

Supplement to the Mutual Fund Custody and Services Agreement Hong Kong–China – Stock Connect Service between the Registrant and The Bank of New York Mellon dated February 19, 2019, is incorporated by reference to Exhibit (g) (5) to Post-Effective Amendment No. 50.

(h) (1)

Transfer Agent Agreement between Registrant and First Data Investor Services Group, Inc. dated May 9, 1997 is incorporated by reference to Exhibit 9 (c) to Post-Effective Amendment No. 7 to the Registration Statement (“Post-Effective Amendment No. 7”).

(h) (2)

Amendment Number 1 to the Transfer Agency Agreement for Retail IMPRESSNet Services dated October 5, 1999 is incorporated by reference to Exhibit (h) (2) to the Post-Effective Amendment No. 18 to the Registration Statement (“Post-Effective Amendment No. 18”).

(h) (3)	Amendment Number 2 to the Transfer Agency and Services Agreement, dated as of March 16, 2000 is incorporated by reference to Exhibit (h) (3) to Post-Effective Amendment No. 18.

(h) (4)	Amendment to the Transfer Agency and Services Agreement dated July 1, 2001 is incorporated by reference to Exhibit (h) (2) to Post-Effective Amendment No. 14.

(h) (5)	Anti-Money Laundering and Privacy Amendment to the Transfer Agency and Services Agreement dated July 24, 2002 is incorporated by reference to Exhibit (h) (3) to Post-Effective Amendment No. 14.

(h) (6)

Customer Identification Services Amendment to the Transfer Agency and Services Agreement dated November 6, 2003 is incorporated by reference to Exhibit (h) (4) to Post-Effective Amendment No. 16 to the Registration Statement.

(h) (7)

Section 312 Foreign Financial Institution Amendment to Transfer Agency and Services Agreement dated July 5, 2006 is incorporated by reference to Exhibit (h) (7) to Post-Effective Amendment No. 20 to the Registration Statement.

(h) (8)	Amended and Restated Exhibit 1 to the Transfer Agency and Services Agreement dated February 22, 2007 is incorporated by reference to Exhibit (h) (8) to Post-Effective Amendment No. 23.

(h) (9)

Form 8300, FinCEN Section 314(a) Information Requests and Suspicious Activity Report Amendment to Transfer Agency and Services Agreement dated April 20, 2007 is incorporated by reference to Exhibit (h) (9) to Post-Effective Amendment No. 24.

(h) (10)	Amendment to Transfer Agency Agreement Regarding Services Related to Rule 22c-2 dated May 24, 2007 is incorporated by reference to Exhibit (h) (10) to Post-Effective Amendment No. 24.

(h) (11)

Red Flag Services Amendment to the Transfer Agency and Services Agreement dated November 1, 2008 is incorporated by reference to Exhibit (h) (11) to Post-Effective Amendment No. 26 to the Registration Statement.

(h) (12)	Amended and Restated Exhibit 1 dated October 24, 2009 to the Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h) (12) to Post-Effective Amendment No. 44.

(h) (13)	Amendment to the Transfer Agency and Services Agreement dated December 14, 2011, is incorporated by reference to Exhibit (h) (12) to Post-Effective Amendment No. 33 to the Registration Statement.

(h) (14)

Amended and Restated Administration Agreement between Registrant and The Boston Company Advisors, Inc. dated December 8, 1993 is incorporated by reference to Exhibit 9 (d) to Post-Effective Amendment No. 3 to the Registration Statement (“Post-Effective Amendment No. 3”).

(h) (15)

Amendment No. 1 to the Amended and Restated Administration Agreement between Registrant and First Data Investor Services Group, Inc. dated February 15, 1997 is incorporated by reference to Exhibit 9 (f) to Post-Effective Amendment No. 7.

(h) (16)	Amendment to the Amended and Restated Administration Agreement dated July 1, 2001 is incorporated by reference to Exhibit (h) (5) to Post-Effective Amendment No. 14.

(h) (17)	Amendment to the Amended and Restated Administration Agreement dated January 1, 2007 is incorporated by reference to Exhibit (h) (13) to Post-Effective Amendment No. 23.

(h) (18)	Amendment to the Amended and Restated Administration Agreement dated October 24, 2009 is incorporated by reference to Exhibit (h) (16) to Post-Effective Amendment No. 28.

(h) (19)	Amendment to the Amended and Restated Administration Agreement effective as of June 30, 2017, is incorporated by reference to Exhibit (h) (19) to Post-Effective Amendment No. 48.

(h) (20)

Investment Company Reporting Modernization Services Amendment dated as of May 31, 2018 to Amended and Restated Administration Agreement is incorporated by reference to Exhibit (h) (20) to Post-Effective Amendment No. 48.

(h) (21)	Credit Agreement between Registrant and The Bank of New York Mellon dated May 27, 2021 is incorporated by reference to Exhibit (h) (21) to Post-Effective Amendment No. 54.

(h) (22)	Amendment No. 1 to Credit Agreement between Registrant and The Bank of New York Mellon dated March 23, 2022 is incorporated by reference to exhibit (h) (22) to Post-Effective Amendment No. 55.

(h) (23)	Amendment No. 2, dated as of March 22, 2023, to Credit Agreement between Registrant and The Bank of New York Mellon dated as of May 27, 2021 is filed herewith.

(i) (1)	Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 1.

(i) (2)	Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit (i) (2) to Post-Effective Amendment No. 24.

(i) (3)	Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit (i) (3) to Post-Effective Amendment No. 28.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l) (1)

Purchase Agreement dated June 2, 1993 relating to the initial capital for the Tweedy, Browne International Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to the Registration Statement.

(l) (2)	Purchase Agreement relating to the initial capital for the Tweedy, Browne Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 4 to the Registration Statement.

(l) (3)	Purchase Agreement relating to the initial capital for the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (l) (3) to Post-Effective Amendment No. 24.

(l) (4)

Purchase Agreement relating to the initial capital for the Tweedy, Browne International Value Fund II – Currency Unhedged is incorporated by reference to Exhibit (l) (4) to Post-Effective Amendment No. 31 to the Registration Statement.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p) (1)	Amended and Restated Code of Ethics of the Registrant and Tweedy, Browne Company LLC, as of July 2023, is filed herewith.

(p) (2)	Code of Ethics of AMG Distributors, Inc. dated October 2022 is filed herewith.

101.INS	XBRL Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is controlled by the Registrant.

Item 30. Indemnification.

Under Registrant’s Articles of Incorporation and Amended and Restated By-Laws the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant’s Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant’s Articles of Incorporation, as amended, also provide that no amendment of the Registrant’s Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

The Investment Advisory Agreements and Distribution Agreement contain provisions requiring indemnification of the Registrant’s investment adviser and principal underwriter by the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Registrant and the investment adviser and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

See “Management of the Funds” in the Prospectus regarding the business of Tweedy, Browne Company LLC (the “Investment Adviser”). The address of the Investment Adviser is One Station Place, Stamford, Connecticut 06902. See “Management of the Company and the Funds” in the Statement of Additional Information regarding the business and other connections of each member of the Management Committee for the Investment Adviser.

Item 32. Principal Underwriters.

(a)

AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, AMG Funds IV and the AMG Pantheon Fund.

(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
David Billings – 777 S Flagler Drive, West Palm Beach, FL 33401	Director	None
Aaron Galis – 600 Hale Street, Prides Crossing, MA 01965	Director	None
Thomas Hopkins – 680 Washington Blvd, Suite 500, Stamford, CT 06901	FINOP, Principal Financial Officer	None
Rachel Jacobs – 680 Washington Blvd, Suite 500, Stamford, CT 06901	Head of Client Solutions	None
Keitha Kinne – 680 Washington Blvd, Suite 500, Stamford, CT 06901	President, Principal and Chief Operating Officer (“COO”)	None
Patrick Spellman – 680 Washington Blvd, Suite 500, Stamford, CT 06901	Chief Compliance Officer	None

(c)	Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Administrator at 201 Washington Street, 7th Floor, Boston, Massachusetts 02108 or 118 Flanders Road, Westborough, Massachusetts 01581, at the offices of the Transfer Agent at 500 Ross Street, 154-0520, Pittsburgh, Pennsylvania 15262, at the offices of the Investment Adviser at One Station Place, Stamford, Connecticut 06902, at the offices of the Distributor at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 or at the offices of the Custodian at 240 Greenwich Street, New York, New York 10286.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 56 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and has duly caused this Post-Effective Amendment No. 56 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut on the 28th day of July, 2023.

TWEEDY, BROWNE FUND INC.

By:	/s/ Thomas H. Shrager
Thomas H. Shrager
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 56 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Thomas H. Shrager		July 28, 2023
Thomas H. Shrager /s/ Robert Q. Wyckoff, Jr.	President and Director	July 28, 2023
Robert Q. Wyckoff, Jr. /s/ Roger R. de Bree	Chairman and Director	July 28, 2023
Roger R. de Bree /s/ John C. Hover II	Treasurer	July 28, 2023
John C. Hover II /s/ Richard B. Salomon	Director	July 28, 2023
Richard B. Salomon /s/ Paul F. Balser	Director	July 28, 2023
Paul F. Balser /s/ Robert C. Elliott	Director	July 28, 2023
Robert C. Elliott /s/ Jack E. Fockler	Director	July 28, 2023
Jack E. Fockler /s/ Jeannine G. Caruso	Director	July 28, 2023
Jeannine G. Caruso /s/ Thomas W Oakley	Director	July 28, 2023
Thomas W. Oakley	Director
/s/ Jay Hill		July 28, 2023
Jay Hill	Director

Exhibit List

Exhibit No.	Description

(d) (11)	Letter Agreement between Tweedy, Browne Company LLC and Registrant dated April 19, 2023 relating to the continuance of the Voluntary Expense Reimbursement Agreement through July 31, 2024

(d) (13)

Letter Agreement between Registrant and Tweedy, Browne Company LLC with respect to the Tweedy, Browne International Value Fund dated April 19, 2023 relating to the continuance of the Voluntary Fee Waiver Agreement through July 31, 2024

(h) (23)	Amendment No. 2, dated as of March 22, 2023, to the Credit Agreement between Registrant and The Bank of New York Mellon dated as of May 27, 2021

(j)	Consent of PricewaterhouseCoopers LLP

(p) (1)	Amended and Restated Code of Ethics of the Registrant and Tweedy, Browne Company LLC, as of July 2023

(p) (2)	Code of Ethics of AMG Distributors, Inc. dated October 2022

101.INS	XBRL Instance – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document